UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Wells Fargo Variable Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: December 31

Registrant is making a filing for 6 of its series:

Wells Fargo VT Discovery Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Omega Growth Fund, Wells Fargo VT Opportunity Fund, and Wells Fargo VT Small Cap Growth Fund.

Date of reporting period: December 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

December 31, 2016

Wells Fargo VT Discovery Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Discovery Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. small-, mid-, and large-cap stocks returned 21.31%, 13.80%, and 12.05% for the twelve-month period, respectively.

During the fourth quarter of 2016, the Fed hiked the short-term interest rate by 0.25% to reach a target range of 0.50% to 0.75%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo VT Discovery Fund for the 12-month period that ended December 31, 2016. The U.S. economy ticked up as the year progressed. As expected, the Federal Reserve (Fed) raised the federal funds rate in December by 0.25%. U.S. small-, mid-, and large-cap stocks returned 21.31%, 13.80%, and 12.05% for the twelve-month period, respectively, as measured by the Russell 2000® Index,1 the Russell Midcap® Index,2 and the Russell 1000® Index.3

U.S. stocks showed gains in 2016, primarily after the U.S. presidential election.

The year began with a precipitous drop in U.S. stocks in January as crude oil prices tumbled and concerns about China’s economy increased; a mostly steady trajectory continued in the U.S. stock market after that inflection point. However, stocks rose significantly immediately following the U.S. presidential election. The promise of pro-growth policies by the incoming administration—lower tax rates, less regulation, investments in infrastructure, better trade deals—set the momentum for this surge.

The types of companies leading the rally leaned toward ones that have done well in a rising-rate environment, such as banks, and businesses that have benefited from infrastructure spending and reduced regulations. Sectors that could be negatively affected by rising interest rates, such as utilities, delivered weaker results. Consumer confidence hit prerecession levels for the first time in November and increased again in December.

Stronger economic indicators drove U.S. monetary policy.

During the fourth quarter of 2016, the Fed hiked the short-term interest rate by 0.25% to reach a target range of 0.50% to 0.75%. This was the second rate increase in more than 10 years, with the Fed citing job gains and lower-than-expected unemployment of 4.6%, down 0.3% from October. The Fed confirmed the continuation of an accommodative monetary policy to support a stronger labor market and reiterated its long-term objective of a 2% inflation rate, which increased slightly during the quarter but fell short of the benchmark. The Fed expressed confidence in the economy’s progress during the quarter and expects this positive trajectory to continue. Both of these sentiments helped to bolster the Fed’s expectation of three additional rate increases during 2017.

U.S. economic data released during the fourth quarter showed that U.S. real gross domestic product increased at an annual rate of 3.5% in the third quarter, the largest increase since mid-2014. Business investment by U.S. companies was mixed, with a 12.0% increase in structures and 4.5% decrease in equipment over the prior quarter on an annualized basis. Consumer spending slowed somewhat from the prior quarter, but late-December estimates from retail-research firms suggest that sales growth during the 2016 holiday season may outpace that of recent years.

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Discovery Fund	3

Central banks continued with stimulus programs during 2016.

In January, the Bank of Japan put in place a negative interest rate and in September announced an interest-rate target for 10-year government bonds—keeping the yield at zero—as it struggled to accelerate economic growth. The eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In December, the ECB stated that it will extend its quantitative-easing program and continue purchasing eurozone corporate and government debt each month through December 2017. In June, voters in the U.K. approved a referendum to leave the European Union; the Bank of England lowered its interest rate in August to 0.25% and continued its quantitative-easing program.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969. We are available 24 hours a day, 7 days a week.

4	Wells Fargo VT Discovery Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of December 31, 2016

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	5-8-1992	7.65	12.50	8.89	1.17	1.15
Russell 2500TM Growth Index[3]	–	9.73	13.88	8.24	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Discovery Fund	5

Growth of $10,000 investment as of December 31, 2016[4]

[1]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The manager has contractually committed through April 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[3]	The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[4]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2500TM Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance does not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT Discovery Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2500TM Growth Index, for the 12-month period that ended December 31, 2016.

∎	The Fund’s relative performance was most challenged by positioning in the information technology (IT) sector.

∎	Effective stock selection in the health care sector contributed positively to the Fund’s results.

Three distinct environments were visible within the U.S. stock market in 2016.

The year began with a decidedly risk-averse tone to the market as investor concern mounted over the economic slowdown in China. The continued weakness in commodity prices and the ultimate path of U.S. monetary policy also weighed on investors’ risk tolerance. These factors combined to send the yield on the U.S. 10-year Treasury to near-record lows while $10 trillion in worldwide sovereign debt traded at negative yields. Not surprisingly, stock-market leadership during this period was centered on defensive stocks and those seen as bond proxies (those that pay dividends and those viewed as relatively less volatile).

The tone of the market changed abruptly, however, in mid-February as investors began to look past the issues described above. China began to show signs of stabilization, commodities recovered, and corporate earnings were better than feared. This environment, which lasted through the summer and well into the fall, was marked by a closer relationship between company-specific fundamentals and stock-price movements.

The final stock-market environment of 2016 was triggered by the presidential-election results. The market did not appear to foresee a Trump victory, and the outcome sparked a rapid recalibration of expectations for many economic variables. Aided by Republican majorities in both branches of Congress, the new political regime caused investors’ focus to shift dramatically toward the prospects for pro-growth policies. After years of subpar U.S. economic growth, the combination of potentially lower taxes, fewer regulations, and enhanced fiscal stimulus appeared to produce a sense of euphoria among investors. The election led to a significant change in the outlooks for inflation, economic growth, monetary policy, and interest rates. Within the stock market, the election was the catalyst for improvement in investors’ willingness to take on more risk. Lower-quality, more cyclically exposed stocks assumed a market leadership position while higher-quality stocks with more visible and sustainable earnings and cash flow lagged.

Ten largest holdings (%) as of December 31, 2016[5]
Waste Connections Incorporated	2.46
HD Supply Holdings Incorporated	2.20
Zayo Group Holdings Incorporated	2.04
Berry Plastics Group Incorporated	2.02
WEX Incorporated	1.96
Integra LifeSciences Holdings Corporation	1.95
VCA Incorporated	1.90
Allegion plc	1.90
Bright Horizons Family Solutions Incorporated	1.82
Spirit Airlines Incorporated	1.81

Portfolio construction is focused on three types of growth companies.

We believe that, in any market environment, a portfolio’s construction must balance risk and return. We strive to provide this balance through a portfolio composed of three distinct types of growth companies. Core growth holdings (typically 40%–50% of assets) are companies that we believe have stable growth records, proven management teams, and relatively low volatility. Developing situations (typically 40%–50% of assets) are firms we believe are entering a period of accelerated growth driven by a new product, business plan, or management team. The remainder of the portfolio (typically 5%–10% of assets) is dedicated to valuation opportunities—holdings we believe carry above-average growth potential and relatively high volatility. Our conviction level drives each stock’s relative weight in the portfolio. This direct relationship helps us position our highest-conviction ideas to potentially make a significant impact on performance.

Positioning in the IT sector weighed on the Fund’s relative performance.

Within the IT sector, specific weakness was visible in the software industry as company-specific issues and concerns over enterprise spending pressured portfolio holdings. Early in 2016, Tableau Software Incorporated, a data-visualization software company, reported disappointing quarterly results driven by an unexpected decline in licensing revenue. As a

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Discovery Fund	7

result, shares of Tableau declined sharply. Further weighing on the stock were concerns regarding increased competition and the company’s ability to transition its business model to large, enterprise-level customers. Also among software holdings, the Fund’s position in Tyler Technologies, Incorporated, detracted from annual returns. Tyler Technologies is a leading provider of software and services for state and local governments, offering a broad suite of solutions. The company has benefited from government investments to make the switch from legacy systems to a new software-as-a-service infrastructure. Although Tyler reported strong fourth-quarter 2016 earnings, management modestly lowered revenue expectations going forward. While the revenue decline likely will be offset by cost cuts, investors became concerned that the company’s growth rate could slow given the rapid adoption of Tyler’s products over the past few years. As a result, Tyler’s shares came under pressure late in 2016.

Holdings in the health care sector contributed positively to results.

After weighing on returns for much of 2015, positioning in the health care sector was the largest contributor to 2016’s annual returns. This reversal was clearly visible via the Fund’s positon in medical diagnostic-test manufacturer Alere Incorporated. Despite no material change to company fundamentals, the Fund’s position in Alere detracted from returns in 2015. With our thesis still intact, we maintained the position and were rewarded as shares soared after the company received an acquisition bid by Abbott Laboratories early in 2016. Consistent with our valuation discipline, we sold the stock in favor of other opportunities. Within the innovative medical-equipment industry, Nevro Corporation was a standout holding in 2016. The pain-management company saw sales of its Senza system, which uses high-frequency spinal-cord stimulation to manage leg and back pain, ramp up much faster than originally anticipated. The system’s strong effectiveness has helped Nevro quickly gain market share in the pain-management field and has delivered results that exceeded even the most bullish estimates as both topline revenue and gross margins were well ahead of expectations.

Sector distribution as of December 31, 2016[6]

We look forward to 2017.

A return to a slower-growth sentiment could be favorable for our investing style. We have thrived when stock prices have been driven by earnings and have struggled when stock movements have been largely dictated by macroeconomic data. As investors recognize that the U.S. economy, though healthy, may not be imminently accelerating, capital likely may rotate back toward a growth leadership. In that environment, the scarcity premium of companies with secular growth, which has been out of favor since the election, may again be a key factor driving stock prices. Many high-quality companies with superior earnings growth have been left behind in the postelection market rally. For example, the fastest-growing companies within the software industry, with excellent future prospects, were among the biggest laggards in 2016. These types of companies potentially are like beach balls being held underwater; once the macro pressures ease up, they float back to the top. We remain upbeat about the Fund’s portfolio as it has what we view as an attractive combination: durable fundamentals, reasonable valuations, and the ability to potentially grow earnings through various economic scenarios. This could be a favorable set-up going into 2017.

Please see footnotes on page 5.

8	Wells Fargo VT Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2016	Ending account value 12-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class 2
Actual	$1,000.00	$1,067.42	$5.98	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84	1.15%

[1]	Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2016	Wells Fargo VT Discovery Fund	9

Security name	Shares	Value

Common Stocks: 97.13%

Consumer Discretionary: 15.43%

Automobiles: 1.39%
Thor Industries Incorporated	16,700	$1,670,835

Distributors: 1.31%
Pool Corporation	15,100	1,575,534

Diversified Consumer Services: 1.82%
Bright Horizons Family Solutions Incorporated †	31,100	2,177,622

Hotels, Restaurants & Leisure: 7.17%
Aramark Corporation	54,416	1,943,740
Dave & Buster’s Entertainment Incorporated †	27,651	1,556,751
Six Flags Entertainment Corporation	33,892	2,032,164
Vail Resorts Incorporated	11,800	1,903,458
Wingstop Incorporated «	39,085	1,156,525

		8,592,638

Media: 1.59%
Cinemark Holdings Incorporated	49,774	1,909,331

Specialty Retail: 1.45%
Burlington Stores Incorporated †	20,516	1,738,731

Textiles, Apparel & Luxury Goods: 0.70%
Columbia Sportswear Company	14,276	832,291

Consumer Staples: 1.86%

Beverages: 1.17%
Constellation Brands Incorporated Class A	9,200	1,410,452

Food Products: 0.69%
TreeHouse Foods Incorporated †	11,400	822,966

Energy: 0.95%

Oil, Gas & Consumable Fuels: 0.95%
Diamondback Energy Incorporated †	11,300	1,141,978

Financials: 5.68%

Capital Markets: 3.67%
Evercore Partners Incorporated Class A	19,700	1,353,390
Raymond James Financial Incorporated	16,700	1,156,809
SEI Investments Company	38,400	1,895,424

		4,405,623

Consumer Finance: 1.28%
SLM Corporation †	138,900	1,530,678

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Discovery Fund	Portfolio of investments—December 31, 2016

Security name	Shares	Value

Thrifts & Mortgage Finance: 0.73%
LendingTree Incorporated †«	600	$60,810
Radian Group Incorporated	45,100	810,898

		871,708

Health Care: 15.36%

Biotechnology: 1.66%
bluebird bio Incorporated †«	9,200	567,640
Ligand Pharmaceuticals Incorporated †«	9,921	1,008,073
Prothena Corporation plc †«	8,441	415,213

		1,990,926

Health Care Equipment & Supplies: 4.73%
Cantel Medical Corporation	18,358	1,445,693
DexCom Incorporated †	21,763	1,299,251
ICU Medical Incorporated †	4,000	589,400
Integra LifeSciences Holdings Corporation †	27,200	2,333,488

		5,667,832

Health Care Providers & Services: 5.88%
Amedisys Incorporated †	31,822	1,356,572
HealthEquity Incorporated †	17,440	706,669
Healthways Incorporated †	53,729	1,222,335
Surgical Care Affiliates Incorporated †	32,095	1,485,036
VCA Incorporated †	33,200	2,279,180

		7,049,792

Life Sciences Tools & Services: 2.55%
Cambrex Corporation †	33,534	1,809,159
VWR Corporation †	49,916	1,249,397

		3,058,556

Pharmaceuticals: 0.54%
The Medicines Company †«	19,200	651,648

Industrials: 20.99%

Aerospace & Defense: 1.16%
Orbital ATK Incorporated	15,900	1,394,907

Airlines: 1.82%
Spirit Airlines Incorporated †	37,600	2,175,536

Building Products: 4.80%
A.O. Smith Corporation	34,400	1,628,840
Allegion plc	35,600	2,278,400
Masonite International Corporation †	28,100	1,848,980

		5,756,220

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Discovery Fund	11

Security name	Shares	Value

Commercial Services & Supplies: 4.05%
KAR Auction Services Incorporated	44,615	$1,901,491
Waste Connections Incorporated	37,529	2,949,404

		4,850,895

Electrical Equipment: 1.04%
Acuity Brands Incorporated	5,419	1,251,030

Industrial Conglomerates: 1.06%
Carlisle Companies Incorporated	11,557	1,274,622

Machinery: 1.97%
Energy Recovery Incorporated †«	42,201	436,780
John Bean Technologies Corporation	22,414	1,926,483

		2,363,263

Professional Services: 1.39%
TransUnion †	53,750	1,662,488

Road & Rail: 1.02%
Kansas City Southern	14,400	1,221,840

Trading Companies & Distributors: 2.68%
HD Supply Holdings Incorporated †	61,939	2,633,027
Univar Incorporated †	20,500	581,585

		3,214,612

Information Technology: 29.64%

Communications Equipment: 2.36%
Finisar Corporation †	40,416	1,223,392
Harris Corporation	15,700	1,608,779

		2,832,171

Electronic Equipment, Instruments & Components: 5.00%
Cognex Corporation	21,376	1,359,941
FLIR Systems Incorporated	41,000	1,483,790
Littelfuse Incorporated	12,057	1,829,891
Universal Display Corporation †	23,500	1,323,050

		5,996,672

Internet Software & Services: 5.60%
CoStar Group Incorporated †	9,919	1,869,632
MercadoLibre Incorporated	9,960	1,555,154
Q2 Holdings Incorporated †	51,800	1,494,430
Shopify Incorporated Class A †	19,100	818,817
Yandex NV Class A †	48,500	976,305

		6,714,338

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Discovery Fund	Portfolio of investments—December 31, 2016

Security name		Shares	Value

IT Services: 8.70%
Acxiom Corporation †		64,342	$1,724,366
EPAM Systems Incorporated †		27,519	1,769,747
Euronet Worldwide Incorporated †		21,893	1,585,710
Gartner Incorporated †		11,324	1,144,517
Total System Services Incorporated		37,700	1,848,431
WEX Incorporated †		21,100	2,354,760

			10,427,531

Software: 7.44%
Ellie Mae Incorporated †		12,748	1,066,753
Guidewire Software Incorporated †		37,291	1,839,565
PTC Incorporated †		33,300	1,540,791
Secureworks Corporation Class A †		23,175	245,423
Take-Two Interactive Software Incorporated †		42,200	2,080,038
Ultimate Software Group Incorporated †		11,800	2,151,730

			8,924,300

Technology Hardware, Storage & Peripherals: 0.54%
3D Systems Corporation †«		48,700	647,223

Materials: 3.90%

Chemicals: 0.58%
Albemarle Corporation		8,100	697,248

Construction Materials: 1.30%
Vulcan Materials Company		12,400	1,551,860

Containers & Packaging: 2.02%
Berry Plastics Group Incorporated †		49,800	2,426,754

Real Estate: 1.28%

Real Estate Management & Development: 1.28%
CBRE Group Incorporated Class A †		48,900	1,539,861

Telecommunication Services: 2.04%

Diversified Telecommunication Services: 2.04%
Zayo Group Holdings Incorporated †		74,512	2,448,463

Total Common Stocks (Cost $102,430,289)			116,470,975

	Yield
Short-Term Investments: 6.69%

Investment Companies: 6.69%
Securities Lending Cash Investment LLC (l)(r)(u)	0.83%	4,994,580	4,995,080
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.43	3,032,149	3,032,149

Total Short-Term Investments (Cost $8,026,969)			8,027,229

Total investments in securities (Cost $110,457,258) *	103.82%	124,498,204
Other assets and liabilities, net	(3.82)	(4,578,732)

Total net assets	100.00%	$119,919,472

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Discovery Fund	13

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $110,625,631 and unrealized gains (losses) consists of:

Gross unrealized gains	$16,733,729
Gross unrealized losses	(2,861,156)

Net unrealized gains	$13,872,573

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Discovery Fund	Statement of assets and liabilities—December 31, 2016

Assets
Investments
In unaffiliated securities (including $4,860,899 of securities loaned), at value (cost $102,430,289)	$116,470,975
In affiliated securities, at value (cost $8,026,969)	8,027,229

Total investments, at value (cost $110,457,258)	124,498,204
Receivable for investments sold	1,463,162
Receivable for Fund shares sold	76,742
Receivable for dividends	55,748
Receivable for securities lending income	4,902
Prepaid expenses and other assets	2,872

Total assets	126,101,630

Liabilities
Payable for investments purchased	965,624
Payable for Fund shares redeemed	81,773
Payable upon receipt of securities loaned	4,994,700
Management fee payable	79,240
Distribution fee payable	27,265
Administration fee payable	8,725
Accrued expenses and other liabilities	24,831

Total liabilities	6,182,158

Total net assets	$119,919,472

NET ASSETS CONSIST OF
Paid-in capital	$98,957,790
Accumulated net realized gains on investments	6,920,736
Net unrealized gains on investments	14,040,946

Total net assets	$119,919,472

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 2	$119,919,472
Shares outstanding – Class 2[1]	4,629,132
Net asset value per share – Class 2	$25.91

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2016	Wells Fargo VT Discovery Fund	15

Investment income
Dividends (net of foreign withholding taxes of $1,596)	$660,287
Securities lending income, net	70,150
Income from affiliated securities	6,329

Total investment income	736,766

Expenses
Management fee	882,969
Administration fee
Class 2	94,183
Distribution fee
Class 2	294,323
Custody and accounting fees	26,154
Professional fees	36,223
Shareholder report expenses	30,686
Trustees’ fees and expenses	14,987
Other fees and expenses	4,537

Total expenses	1,384,062
Less: Fee waivers and/or expense reimbursements	(30,176)

Net expenses	1,353,886

Net investment loss	(617,120)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	6,984,074
Affiliated securities	120

Net realized gains on investments	6,984,194

Net change in unrealized gains (losses) on:
Unaffiliated securities	1,943,225
Affiliated securities	260

Net change in unrealized gains (losses) on investments	1,943,485

Net realized and unrealized gains (losses) on investments	8,927,679

Net increase in net assets resulting from operations	$8,310,559

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Discovery Fund	Statement of changes in net assets

	Year ended December 31, 2016		Year ended December 31, 2015

Operations
Net investment loss		$(617,120)		$(1,004,481)
Net realized gains on investments		6,984,194		9,025,317
Net change in unrealized gains (losses) on investments		1,943,485		(9,495,134)

Net increase (decrease) in net assets resulting from operations		8,310,559		(1,474,298)

Distributions to shareholders from
Net realized gains – Class 2		(8,810,379)		(20,334,034)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	326,229	8,069,688	505,503	14,950,495
Reinvestment of distributions – Class 2	361,229	8,810,379	708,256	20,334,034
Payment for shares redeemed – Class 2	(938,572)	(23,299,476)	(843,307)	(25,127,064)

Net increase (decrease) in net assets resulting from capital share transactions		(6,419,409)		10,157,465

Total decrease in net assets		(6,919,229)		(11,650,867)

Net assets
Beginning of period		126,838,701		138,489,568

End of period		$119,919,472		$126,838,701

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Discovery Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.99	$30.71	$35.20	$25.16	$21.37
Net investment loss	(0.13)	(0.21)	(0.22)	(0.17)	(0.01)
Net realized and unrealized gains (losses) on investments	2.00	0.21	0.16	11.06	3.80

Total from investment operations	1.87	0.00	(0.06)	10.89	3.79
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.00)[1]	0.00
Net realized gains	(1.95)	(4.72)	(4.43)	(0.85)	0.00

Total distributions to shareholders	(1.95)	(4.72)	(4.43)	(0.85)	0.00
Net asset value, end of period	$25.91	$25.99	$30.71	$35.20	$25.16
Total return	7.65%	(1.46)%	0.36%	43.80%	17.74%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.17%	1.14%	1.16%	1.21%
Net expenses	1.15%	1.15%	1.14%	1.15%	1.15%
Net investment loss	(0.52)%	(0.72)%	(0.68)%	(0.56)%	(0.03)%
Supplemental data
Portfolio turnover rate	85%	90%	79%	88%	98%
Net assets, end of period (000s omitted)	$119,919	$126,839	$138,490	$158,451	$111,458

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Discovery Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo VT Discovery Fund	19

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At December 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss
$(617,120)	$617,120

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

20	Wells Fargo VT Discovery Fund	Notes to financial statements
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$18,496,982	$0	$0	$18,496,982
Consumer staples	2,233,418	0	0	2,233,418
Energy	1,141,978	0	0	1,141,978
Financials	6,808,009	0	0	6,808,009
Health care	18,418,754	0	0	18,418,754
Industrials	25,165,413	0	0	25,165,413
Information technology	35,542,235	0	0	35,542,235
Materials	4,675,862	0	0	4,675,862
Real estate	1,539,861	0	0	1,539,861
Telecommunication services	2,448,463	0	0	2,448,463

Short-term investments
Investment companies	3,032,149	0	0	3,032,149
Investments measured at net asset value*				4,995,080
Total assets	$119,503,124	$0	$0	$124,498,204

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $4,995,080 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At December 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.58% as the average daily net assets of the Fund increase. For the year ended December 31, 2016, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo VT Discovery Fund	21

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended December 31, 2016, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $477 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $2,419 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2016 were $100,548,998 and $112,710,209, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended December 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $8,810,379 and $20,334,034 of long-term capital gain for the years ended December 31, 2016 and December 31, 2015, respectively.

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$7,089,109	$13,872,573

22	Wells Fargo VT Discovery Fund	Notes to financial statements

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo VT Discovery Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo VT Discovery Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo VT Discovery Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

24	Wells Fargo VT Discovery Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $8,810,379 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo VT Discovery Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

26	Wells Fargo VT Discovery Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen[3] (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managaers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Andrew Owen became President on January 1, 2017.

List of abbreviations	Wells Fargo VT Discovery Fund	27

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

300468 02-17 AVT1/AR147 12-16

Annual Report

December 31, 2016

Wells Fargo VT Index Asset Allocation Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Index Asset Allocation Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

During much of the period, positive economic data influenced global stock, bond, and commodity markets.

Throughout the period, economic and business data, while often uneven, appeared to be strengthening overall.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo VT Index Asset Allocation Fund for the 12-month period that ended December 31, 2016. During much of the period, positive economic data influenced global stock, bond, and commodity markets. Late in the period, stocks in the U.S. moved higher while they drifted lower in many international markets in reaction to events including the U.S. presidential election, production-cut agreements among Organization of Petroleum Exporting Countries (OPEC) members intended to support higher oil prices, and a December interest-rate increase by the U.S. Federal Reserve (Fed). Bond values fell while interest rates increased and currency values diverged, with the U.S. dollar growing stronger relative to other currencies.

The surprise Brexit vote rattled markets briefly before stocks rebounded.

Following the Fed’s decision to increase interest rates in December 2015, global investment markets opened 2016 with losses that reached historical levels in several markets as investors also grew concerned about slowing growth in China and falling commodity prices. The Fed indicated it would be cautious about additional interest rate increases during 2016, which reassured investors. By mid-February, equity markets had recovered and moderated through the spring. A new round of volatility and losses followed the end-of-June Brexit vote in the U.K. to leave the European Union (E.U.). The equity sell-off proved temporary. During July, better-than-expected corporate earnings, economic data, consumer confidence, and industrial output all sent stocks higher.

Stocks drifted somewhat lower in the fall as the U.S. presidential campaign wore on toward the election. At the same time, political circumstances in countries outside of the U.S. challenged investor sentiment. U.S. economic data released during the fourth quarter showed a 3.5% increase in U.S. real gross domestic product on an annualized basis in the third quarter, which was the largest increase since mid-2014. Business investment by U.S. companies was mixed, with a 12.0% increase in structures and 4.5% decrease in equipment over the prior quarter on an annualized basis. Consumer spending slowed somewhat from the prior quarter, and November showed slight decreases in wages and housing starts.

Investors received improving economic and business data as the period advanced.

Throughout the period, economic and business data, while often uneven, appeared to be strengthening overall. After generating concern early in 2016, China’s economic growth demonstrated strength. The prime minister’s re-election in Japan offered the potential for new economic stimulus. India appointed a new central bank governor who many expected would continue the outgoing governor’s policies, which were considered effective. OPEC members agreed to production cuts intended to support increased prices for oil, which could benefit commodities markets that are economically important to many international developed and emerging markets. In the U.S., the S&P 500 Index1 recorded a return of almost 12% for the 12-month period that ended on December 31, 2016. Developed international markets as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net)2 ended the

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Index Asset Allocation Fund	3

period 1.0% higher. Stocks in emerging markets delivered an 11.2% gain for the period as measured by the MSCI Emerging Markets Index (Net).3

Fixed-income markets were volatile before the U.S. election and declined post-election.

Global fixed-income markets were volatile during the period, particularly following the U.S. election. Investors appeared to be anticipating U.S. interest-rate increases and waiting for clarity from central bank policymakers outside of the U.S. Also, currency values in several European and Asian countries fell relative to the U.S. dollar during the period, restraining investor interest in foreign bond markets. While the Bloomberg Barclays U.S. Aggregate Bond Index4 gained 2.7% during the period, a 1.5% loss for the Bloomberg Barclays Global Aggregate ex U.S. Dollar Bond Index5 reflected relatively more difficult conditions for bonds outside of the U.S.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969. We are available 24 hours a day, 7 days a week.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-U.S. Dollar Bond Index (formerly known as Barclays Global Aggregate ex-U.S. Dollar Bond Index) tracks an international basket of government, corporate, agency, and mortgage-related bonds. You cannot invest directly in an index.

4	Wells Fargo VT Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®, FRM

Christian L. Chan, CFA®

Average annual total returns (%) as of December 31, 2016

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	4-15-1994	7.67	11.72	6.34	1.10	1.00
Index Asset Allocation Blended Index[3]	–	7.66	10.43	7.75	–	–
Bloomberg Barclays U.S. Treasury Index[4]	–	1.04	1.21	3.97	–	–
S&P 500 Index[5]	–	11.96	14.66	6.95	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Index Asset Allocation Fund	5

Growth of $10,000 investment as of December 31, 2016[6]

[1]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The manager has contractually committed through April 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The Index Asset Allocation Blended Index is weighted 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Treasury Index (formerly known as Barclays U.S. Treasury Index). You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class 2 shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg Barclays U.S. Treasury Index, and S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance does not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[7]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[9]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[11]	Current target allocation includes the effect of any tactical futures overlay that may be in place. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT Index Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund performed in line with its benchmark, the Index Asset Allocation Blended Index for the 12-month period that ended December 31, 2016.

∎	The Fund’s tactical asset allocation shifts between stocks and bonds contributed positively to relative performance.

∎	A lower duration relative to the Treasury benchmark through late 2016 added to performance during the period.

The 12-month period was volatile for stocks and bonds.

The past 12 months featured large swings in the equity and fixed income markets. The market correction in early 2016 left markets in a period of heightened volatility. The U.S. Federal Reserve increased rates for the first time in more than a decade in December 2015. Although the widely anticipated move was largely priced into markets, it did raise investor concern about the pace of future rate hikes. Early in 2016, between falling oil prices and lowered gross domestic product numbers from China, market fears came to a head and equity prices fell. The resultant flight to less risky assets put government bond yields well below historical averages. The mix of low global interest rates and weak first quarter 2016 equity performance further pushed yields to new lows. These were not the lowest yields for the period.

In June 2016, the U.K. voted to leave the European Union, a decision popularly known as Brexit. The vote to leave the E.U. was viewed as unlikely, and the shock of the referendum’s passage caused a short-term sell-off of U.K. equities and currency. Investors fled to perceived safe havens, including the U.S. government bond market. As the threat of Brexit-induced instability waned, Treasury yields recovered. In the fourth quarter, amidst more uncertainty with the U.S. election and future government policies, domestic stock markets rallied after Donald Trump was elected president. For the period as a whole, the S&P 500 Index posted a return of 11.96%. Other segments of the global equity market displayed mixed performance. Developed non-U.S. markets, as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net),7 returned 1.00%. Emerging markets as measured by the MSCI Emerging Markets Index (Net)8 posted an 11.19% return, underperforming the S&P 500 Index.

Government bond prices rose and fell during the period as yields across the curve changed through the year. The Bloomberg Barclays U.S. Treasury Index, a broad measure of U.S. Treasury notes and bonds, gained 1.04% during the 12-month period.

Ten largest holdings (%) as of December 31, 2016[9]
Apple Incorporated	1.92
Microsoft Corporation	1.50
Exxon Mobil Corporation	1.16
Johnson & Johnson	0.97
Berkshire Hathaway Incorporated Class B	0.96
JPMorgan Chase & Company	0.96
Amazon.com Incorporated	0.92
General Electric Company	0.87
Facebook Incorporated Class A	0.84
AT&T Incorporated	0.81

Tactical shifts between stocks and bonds contributed positively, while a lower duration detracted from performance.

The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, and its bond holdings seek to replicate the holdings of the Bloomberg Barclays U.S. Treasury Index. The Fund’s neutral target allocation is 60.0% stocks and 40.0% bonds. As of year-end, the Fund had an effective allocation of 60.0% stocks and 40.0% bonds.

The portfolio began the period with a neutral allocation to stocks and bonds. The team saw an opportunity to implement tactical trades in its futures overlay during the January 2016 correction. Specifically, as equities sold off and yields trended lower, the team initiated long positions in equity futures and short positions in U.S. Treasury futures. After equity prices recovered, the higher effective equity allocation added value. Though the Fund returned to a neutral equity allocation in March, the team maintained a short exposure to Treasury futures until the fourth quarter, when they were unwound at a profit.

As Treasury yields fell to historical lows in early July, the portfolio management team lowered the duration of its underlying bond portfolio. The reduced exposure to longer-term bonds added value to the Fund. The team continues to view this as a prudent measure in what is widely anticipated to be a rising interest-rate environment.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Index Asset Allocation Fund	7

Equity sector distribution as of December 31, 2016[10]

Neutral target allocation

Current target allocation as of December 31, 2016[11]

Relative to its benchmark, the Fund maintained a neutral allocation between stocks and bonds and lower bond duration at the close of the period.

The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. As of the close of the period, the Fund maintained a neutral allocation between stocks and bonds and a slightly lower duration relative to its Bloomberg Barclays U.S. Treasury Index benchmark. All of the changes to the effective allocation were implemented with liquid futures contracts.

Please see footnotes on page 5.

8	Wells Fargo VT Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2016	Ending account value 12-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class 2
Actual	$1,000.00	$1,039.00	$5.13	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%

[1]	Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2016	Wells Fargo VT Index Asset Allocation Fund	9

Security name	Shares	Value

Common Stocks: 59.79%

Consumer Discretionary: 7.19%

Auto Components: 0.11%
BorgWarner Incorporated	506	$19,957
Delphi Automotive plc	685	46,135
The Goodyear Tire & Rubber Company	660	20,374

		86,466

Automobiles: 0.33%
Ford Motor Company	9,877	119,808
General Motors Company	3,510	122,288
Harley-Davidson Incorporated	446	26,020

		268,116

Distributors: 0.07%
Genuine Parts Company	376	35,923
LKQ Corporation †	778	23,846

		59,769

Diversified Consumer Services: 0.02%
H&R Block Incorporated	554	12,736

Hotels, Restaurants & Leisure: 0.93%
Carnival Corporation	1,061	55,236
Chipotle Mexican Grill Incorporated †	72	27,167
Darden Restaurants Incorporated	310	22,543
Marriott International Incorporated Class A	810	66,971
McDonald’s Corporation	2,101	255,734
Royal Caribbean Cruises Limited	423	34,703
Starbucks Corporation	3,683	204,480
Wyndham Worldwide Corporation	272	20,773
Wynn Resorts Limited	200	17,302
Yum! Brands Incorporated	883	55,920

		760,829

Household Durables: 0.28%
D.R. Horton Incorporated	859	23,476
Garmin Limited	291	14,111
Harman International Industries Incorporated	175	19,453
Leggett & Platt Incorporated	337	16,473
Lennar Corporation Class A	497	21,336
Mohawk Industries Incorporated †	158	31,549
Newell Rubbermaid Incorporated	1,221	54,518
PulteGroup Incorporated	753	13,840
Whirlpool Corporation	189	34,355

		229,111

Internet & Direct Marketing Retail: 1.36%
Amazon.com Incorporated †	998	748,370
Expedia Incorporated	304	34,437

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2016

Security name	Shares	Value

Internet & Direct Marketing Retail (continued)
Netflix Incorporated †	1,086	$134,447
The Priceline Group Incorporated †	124	181,791
TripAdvisor Incorporated †	289	13,401

		1,112,446

Leisure Products: 0.06%
Hasbro Incorporated	284	22,092
Mattel Incorporated	865	23,831

		45,923

Media: 1.83%
CBS Corporation Class B	991	63,047
Charter Communications Incorporated Class A †	548	157,780
Comcast Corporation Class A	6,031	416,441
Discovery Communications Incorporated Class A †	384	10,525
Discovery Communications Incorporated Class C †	558	14,943
Interpublic Group of Companies Incorporated	1,004	23,504
News Corporation Class A	966	11,070
News Corporation Class B	302	3,564
Omnicom Group Incorporated	596	50,726
Scripps Networks Interactive Incorporated Class A	240	17,129
Tegna Incorporated	542	11,593
The Walt Disney Company	3,705	386,135
Time Warner Incorporated	1,951	188,330
Twenty-First Century Fox Incorporated Class A	2,679	75,119
Twenty-First Century Fox Incorporated Class B	1,233	33,599
Viacom Incorporated Class B	879	30,853

		1,494,358

Multiline Retail: 0.32%
Dollar General Corporation	643	47,627
Dollar Tree Incorporated †	596	45,999
Kohl’s Corporation	445	21,974
Macy’s Incorporated	773	27,681
Nordstrom Incorporated	294	14,091
Target Corporation	1,421	102,639

		260,011

Specialty Retail: 1.47%
Advance Auto Parts Incorporated	185	31,287
AutoNation Incorporated †	165	8,027
AutoZone Incorporated †	72	56,865
Bed Bath & Beyond Incorporated	384	15,606
Best Buy Company Incorporated	691	29,485
CarMax Incorporated †	481	30,972
Foot Locker Incorporated	343	24,315
L Brands Incorporated	607	39,965
Lowe’s Companies Incorporated	2,201	156,535
O’Reilly Automotive Incorporated †	238	66,262

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Index Asset Allocation Fund	11

Security name	Shares	Value

Specialty Retail (continued)
Ross Stores Incorporated	1,004	$65,862
Signet Jewelers Limited	175	16,496
Staples Incorporated	1,646	14,896
The Gap Incorporated	555	12,454
The Home Depot Incorporated	3,082	413,235
The TJX Companies Incorporated	1,649	123,889
Tiffany & Company	270	20,906
Tractor Supply Company	331	25,093
ULTA Salon Cosmetics & Fragrance Incorporated †	147	37,476
Urban Outfitters Incorporated †	223	6,351

		1,195,977

Textiles, Apparel & Luxury Goods: 0.41%
Coach Incorporated	709	24,829
HanesBrands Incorporated	956	20,621
Michael Kors Holdings Limited †	415	17,837
Nike Incorporated Class B	3,381	171,856
PVH Corporation	200	18,048
Ralph Lauren Corporation	142	12,825
Under Armour Incorporated Class A	464	13,479
Under Armour Incorporated Class C †	467	11,754
VF Corporation	837	44,654

		335,903

Consumer Staples: 5.60%

Beverages: 1.24%
Brown-Forman Corporation Class B	461	20,708
Constellation Brands Incorporated Class A	449	68,836
Dr Pepper Snapple Group Incorporated	464	42,071
Molson Coors Brewing Company Class B	465	45,249
Monster Beverage Corporation †	1,026	45,493
PepsiCo Incorporated	3,629	379,702
The Coca-Cola Company	9,822	407,220

		1,009,279

Food & Staples Retailing: 1.24%
Costco Wholesale Corporation	1,106	177,082
CVS Health Corporation	2,699	212,978
Sysco Corporation	1,273	70,486
The Kroger Company	2,389	82,444
Wal-Mart Stores Incorporated	3,810	263,347
Walgreens Boots Alliance Incorporated	2,166	179,258
Whole Foods Market Incorporated	805	24,762

		1,010,357

Food Products: 0.96%
Archer Daniels Midland Company	1,456	66,466
Campbell Soup Company	490	29,630

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2016

Security name	Shares	Value

Food Products (continued)
ConAgra Foods Incorporated	1,052	$41,607
General Mills Incorporated	1,496	92,408
Hormel Foods Corporation	683	23,775
Kellogg Company	639	47,101
McCormick & Company Incorporated	290	27,066
Mead Johnson Nutrition Company	468	33,116
Mondelez International Incorporated Class A	3,908	173,242
The Hershey Company	352	36,407
The J.M. Smucker Company	294	37,650
The Kraft Heinz Company	1,509	131,766
Tyson Foods Incorporated Class A	734	45,273

		785,507

Household Products: 1.09%
Church & Dwight Company Incorporated	654	28,900
Colgate-Palmolive Company	2,249	147,175
Kimberly-Clark Corporation	906	103,393
The Clorox Company	325	39,007
The Procter & Gamble Company	6,772	569,390

		887,865

Personal Products: 0.08%
Coty Incorporated Class A	1,189	21,771
The Estee Lauder Companies Incorporated Class A	562	42,987

		64,758

Tobacco: 0.99%
Altria Group Incorporated	4,936	333,772
Philip Morris International	3,925	359,098
Reynolds American Incorporated	2,093	117,292

		810,162

Energy: 4.52%

Energy Equipment & Services: 0.71%
Baker Hughes Incorporated	1,070	69,518
FMC Technologies Incorporated †	571	20,288
Halliburton Company	2,188	118,349
Helmerich & Payne Incorporated	273	21,130
National Oilwell Varco Incorporated	956	35,793
Schlumberger Limited	3,521	295,588
Transocean Limited †	984	14,504

		575,170

Oil, Gas & Consumable Fuels: 3.81%
Anadarko Petroleum Corporation	1,414	98,598
Apache Corporation	960	60,931
Cabot Oil & Gas Corporation	1,178	27,518
Chesapeake Energy Corporation †	1,886	13,240

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Index Asset Allocation Fund	13

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corporation	4,777	$562,253
Cimarex Energy Company	240	32,616
Concho Resources Incorporated †	369	48,929
ConocoPhillips	3,136	157,239
Devon Energy Corporation	1,325	60,513
EOG Resources Incorporated	1,458	147,404
EQT Corporation	437	28,580
Exxon Mobil Corporation	10,493	947,098
Hess Corporation	674	41,983
Kinder Morgan Incorporated	4,858	100,609
Marathon Oil Corporation	2,144	37,113
Marathon Petroleum Corporation	1,335	67,217
Murphy Oil Corporation	409	12,732
Newfield Exploration Company †	498	20,169
Noble Energy Incorporated	1,085	41,295
Occidental Petroleum Corporation	1,934	137,759
ONEOK Incorporated	532	30,542
Phillips 66 Company	1,119	96,693
Pioneer Natural Resources Company	429	77,250
Range Resources Corporation	474	16,287
Southwestern Energy Company †	1,242	13,438
Spectra Energy Corporation	1,775	72,935
Tesoro Corporation	296	25,885
The Williams Companies Incorporated	1,729	53,841
Valero Energy Corporation	1,145	78,226

		3,108,893

Financials: 8.86%

Banks: 4.02%
Bank of America Corporation	25,572	565,141
BB&T Corporation	2,053	96,532
Citigroup Incorporated	7,211	428,550
Citizens Financial Group Incorporated	1,295	46,141
Comerica Incorporated	436	29,696
Fifth Third Bancorp	1,911	51,540
Huntington Bancshares Incorporated	2,746	36,302
JPMorgan Chase & Company	9,055	781,356
KeyCorp	2,735	49,968
M&T Bank Corporation	392	61,321
People’s United Financial Incorporated	788	15,256
PNC Financial Services Group Incorporated	1,231	143,978
Regions Financial Corporation	3,114	44,717
SunTrust Banks Incorporated	1,242	68,124
US Bancorp	4,043	207,689
Wells Fargo & Company (l)	11,438	630,348
Zions Bancorporation	515	22,166

		3,278,825

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2016

Security name	Shares	Value

Capital Markets: 1.69%
Affiliated Managers Group Incorporated †	138	$20,051
Ameriprise Financial Incorporated	400	44,376
Bank of New York Mellon Corporation	2,676	126,789
BlackRock Incorporated	306	116,445
CME Group Incorporated	859	99,086
E*TRADE Financial Corporation †	693	24,012
Franklin Resources Incorporated	877	34,712
Goldman Sachs Group Incorporated	936	224,125
Intercontinental Exchange Incorporated	1,507	85,025
Invesco Limited	1,033	31,341
Moody’s Corporation	421	39,688
Morgan Stanley	3,649	154,170
Northern Trust Corporation	538	47,909
S&P Global Incorporated	655	70,439
State Street Corporation	917	71,269
T. Rowe Price Group Incorporated	615	46,285
The Charles Schwab Corporation	3,053	120,502
The NASDAQ OMX Group Incorporated	288	19,331

		1,375,555

Consumer Finance: 0.50%
American Express Company	1,945	144,086
Capital One Financial Corporation	1,220	106,433
Discover Financial Services	997	71,874
Navient Corporation	766	12,585
Synchrony Financial	1,984	71,960

		406,938

Diversified Financial Services: 0.99%
Berkshire Hathaway Incorporated Class B †	4,805	783,119
Leucadia National Corporation	820	19,065

		802,184

Insurance: 1.66%
AFLAC Incorporated	1,032	71,827
American International Group Incorporated	2,469	161,250
Aon plc	665	74,167
Arthur J. Gallagher & Company	449	23,330
Assurant Incorporated	144	13,372
Chubb Limited	1,178	155,637
Cincinnati Financial Corporation	379	28,709
Lincoln National Corporation	578	38,304
Loews Corporation	699	32,734
Marsh & McLennan Companies Incorporated	1,304	88,137
MetLife Incorporated	2,781	149,868
Principal Financial Group Incorporated	677	39,171
Prudential Financial Incorporated	1,088	113,217
The Allstate Corporation	932	69,080
The Hartford Financial Services Group Incorporated	956	45,553

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Index Asset Allocation Fund	15

Security name	Shares	Value

Insurance (continued)
The Progressive Corporation	1,468	$52,114
The Travelers Companies Incorporated	719	88,020
Torchmark Corporation	279	20,579
UnumProvident Corporation	587	25,787
Willis Towers Watson plc	324	39,619
XL Group Limited	681	25,374

		1,355,849

Health Care: 8.15%

Biotechnology: 1.64%
AbbVie Incorporated	4,112	257,493
Alexion Pharmaceuticals Incorporated †	567	69,372
Amgen Incorporated	1,882	275,167
Biogen Incorporated †	550	155,969
Celgene Corporation †	1,962	227,102
Gilead Sciences Incorporated	3,334	238,748
Regeneron Pharmaceuticals Incorporated †	190	69,747
Vertex Pharmaceuticals Incorporated †	627	46,191

		1,339,789

Health Care Equipment & Supplies: 1.46%
Abbott Laboratories	3,726	143,116
Baxter International Incorporated	1,239	54,937
Becton Dickinson & Company	537	88,900
Boston Scientific Corporation †	3,446	74,537
C.R. Bard Incorporated	185	41,562
Danaher Corporation	1,541	119,951
Dentsply Sirona Incorporated	584	33,714
Edwards Lifesciences Corporation †	541	50,692
Hologic Incorporated †	704	28,244
Intuitive Surgical Incorporated †	97	61,514
Medtronic plc	3,474	247,453
St. Jude Medical Incorporated	723	57,977
Stryker Corporation	786	94,171
The Cooper Companies Incorporated	123	21,516
Varian Medical Systems Incorporated †	236	21,188
Zimmer Biomet Holdings Incorporated	506	52,219

		1,191,691

Health Care Providers & Services: 1.58%
Aetna Incorporated	888	110,121
AmerisourceBergen Corporation	423	33,074
Anthem Incorporated	666	95,751
Cardinal Health Incorporated	810	58,296
Centene Corporation †	432	24,412
Cigna Corporation	649	86,570
DaVita HealthCare Partners Incorporated †	399	25,616
Envision Healthcare Corporation †	296	18,734
Express Scripts Holding Company †	1,560	107,312

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2016

Security name	Shares	Value

Health Care Providers & Services (continued)
HCA Holdings Incorporated †	739	$54,701
Henry Schein Incorporated †	203	30,797
Humana Incorporated	377	76,919
Laboratory Corporation of America Holdings †	260	33,379
McKesson Corporation	572	80,337
Patterson Companies Incorporated	210	8,616
Quest Diagnostics Incorporated	350	32,165
UnitedHealth Group Incorporated	2,409	385,536
Universal Health Services Incorporated Class B	226	24,042

		1,286,378

Health Care Technology: 0.05%
Cerner Corporation †	764	36,191

Life Sciences Tools & Services: 0.36%
Agilent Technologies Incorporated	821	37,405
Illumina Incorporated †	371	47,503
Mettler-Toledo International Incorporated †	65	27,206
PerkinElmer Incorporated	277	14,446
Thermo Fisher Scientific Incorporated	1,000	141,100
Waters Corporation †	203	27,281

		294,941

Pharmaceuticals: 3.06%
Allergan plc	949	199,299
Bristol-Myers Squibb Company	4,229	247,143
Eli Lilly & Company	2,459	180,859
Endo International plc †	501	8,251
Johnson & Johnson	6,884	793,106
Mallinckrodt plc †	267	13,302
Merck & Company Incorporated	6,977	410,736
Mylan NV †	1,165	44,445
Perrigo Company plc	362	30,129
Pfizer Incorporated	15,356	498,763
Zoetis Incorporated	1,250	66,913

		2,492,946

Industrials: 6.14%

Aerospace & Defense: 1.32%
Arconic Incorporated	1,110	20,579
General Dynamics Corporation	723	124,833
L3 Technologies Incorporated	195	29,661
Lockheed Martin Corporation	637	159,212
Northrop Grumman Corporation	445	103,498
Raytheon Company	742	105,364
Rockwell Collins Incorporated	330	30,611
Textron Incorporated	684	33,215
The Boeing Company	1,452	226,047

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Index Asset Allocation Fund	17

Security name	Shares	Value

Aerospace & Defense (continued)
TransDigm Group Incorporated	126	$31,369
United Technologies Corporation	1,937	212,334

		1,076,723

Air Freight & Logistics: 0.45%
C.H. Robinson Worldwide Incorporated	358	26,227
Expeditors International of Washington Incorporated	455	24,097
FedEx Corporation	618	115,072
United Parcel Service Incorporated Class B	1,744	199,932

		365,328

Airlines: 0.38%
Alaska Air Group Incorporated	311	27,595
American Airlines Group Incorporated	1,311	61,211
Delta Air Lines Incorporated	1,863	91,641
Southwest Airlines Company	1,557	77,601
United Continental Holdings Incorporated †	730	53,202

		311,250

Building Products: 0.20%
Allegion plc	242	15,488
Fortune Brands Home & Security Incorporated	391	20,903
Johnson Controls International plc	2,370	97,620
Masco Corporation	831	26,276

		160,287

Commercial Services & Supplies: 0.19%
Cintas Corporation	217	25,077
Pitney Bowes Incorporated	469	7,124
Republic Services Incorporated	585	33,374
Stericycle Incorporated †	214	16,487
Waste Management Incorporated	1,029	72,966

		155,028

Construction & Engineering: 0.06%
Fluor Corporation	353	18,540
Jacobs Engineering Group Incorporated †	304	17,328
Quanta Services Incorporated †	382	13,313

		49,181

Electrical Equipment: 0.33%
Acuity Brands Incorporated	111	25,625
AMETEK Incorporated	586	28,480
Eaton Corporation plc	1,142	76,617
Emerson Electric Company	1,627	90,705
Rockwell Automation Incorporated	323	43,411

		264,838

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2016

Security name	Shares	Value

Industrial Conglomerates: 1.53%
3M Company	1,521	$271,605
General Electric Company	22,386	707,398
Honeywell International Incorporated	1,929	223,475
Roper Industries Incorporated	256	46,868

		1,249,346

Machinery: 0.88%
Caterpillar Incorporated	1,480	137,255
Cummins Incorporated	390	53,301
Deere & Company	732	75,425
Dover Corporation	393	29,447
Flowserve Corporation	329	15,808
Fortive Corporation	761	40,812
Illinois Tool Works Incorporated	799	97,846
Ingersoll-Rand plc	653	49,001
Paccar Incorporated	887	56,679
Parker-Hannifin Corporation	337	47,180
Pentair plc	423	23,718
Snap-on Incorporated	146	25,005
Stanley Black & Decker Incorporated	382	43,812
Xylem Incorporated	453	22,433

		717,722

Professional Services: 0.16%
Dun & Bradstreet Corporation	92	11,161
Equifax Incorporated	302	35,705
Nielsen Holdings plc	850	35,658
Robert Half International Incorporated	325	15,854
Verisk Analytics Incorporated †	394	31,981

		130,359

Road & Rail: 0.53%
CSX Corporation	2,370	85,154
J.B. Hunt Transport Services Incorporated	221	21,452
Kansas City Southern	272	23,079
Norfolk Southern Corporation	738	79,756
Ryder System Incorporated	135	10,049
Union Pacific Corporation	2,085	216,173

		435,663

Trading Companies & Distributors: 0.11%
Fastenal Company	732	34,389
United Rentals Incorporated †	212	22,383
W.W. Grainger Incorporated	138	32,051

		88,823

Information Technology: 12.42%

Communications Equipment: 0.62%
Cisco Systems Incorporated	12,703	383,885
F5 Networks Incorporated †	164	23,734

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Index Asset Allocation Fund	19

Security name	Shares	Value

Communications Equipment (continued)
Harris Corporation	313	$32,073
Juniper Networks Incorporated	962	27,186
Motorola Solutions Incorporated	420	34,814

		501,692

Electronic Equipment, Instruments & Components: 0.23%
Amphenol Corporation Class A	780	52,416
Corning Incorporated	2,407	58,418
FLIR Systems Incorporated	344	12,449
TE Connectivity Limited	899	62,283

		185,566

Internet Software & Services: 2.53%
Akamai Technologies Incorporated †	438	29,206
Alphabet Incorporated Class A †	749	593,545
Alphabet Incorporated Class C †	751	579,637
eBay Incorporated †	2,631	78,114
Facebook Incorporated Class A †	5,923	681,441
VeriSign Incorporated †	229	17,420
Yahoo! Incorporated †	2,222	85,925

		2,065,288

IT Services: 2.21%
Accenture plc Class A	1,569	183,777
Alliance Data Systems Corporation	146	33,361
Automatic Data Processing Incorporated	1,141	117,272
Cognizant Technology Solutions Corporation Class A †	1,536	86,062
CSRA Incorporated	367	11,685
Fidelity National Information Services Incorporated	830	62,781
Fiserv Incorporated †	549	58,348
Global Payments Incorporated	388	26,931
International Business Machines Corporation	2,189	363,352
MasterCard Incorporated Class A	2,409	248,729
Paychex Incorporated	814	49,556
PayPal Holdings Incorporated †	2,840	112,095
Teradata Corporation †	328	8,912
The Western Union Company	1,227	26,650
Total System Services Incorporated	418	20,495
Visa Incorporated Class A	4,726	368,723
Xerox Corporation	2,155	18,813

		1,797,542

Semiconductors & Semiconductor Equipment: 2.00%
Analog Devices Incorporated	780	56,644
Applied Materials Incorporated	2,736	88,291
Broadcom Limited	1,005	177,654
First Solar Incorporated †	196	6,290
Intel Corporation	11,993	434,986
KLA-Tencor Corporation	395	31,079

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2016

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Lam Research Corporation	412	$43,561
Linear Technology Corporation	608	37,909
Microchip Technology Incorporated	546	35,026
Micron Technology Incorporated †	2,635	57,759
NVIDIA Corporation	1,364	145,593
Qorvo Incorporated †	322	16,979
QUALCOMM Incorporated	3,737	243,652
Skyworks Solutions Incorporated	469	35,016
Texas Instruments Incorporated	2,529	184,541
Xilinx Incorporated	638	38,516

		1,633,496

Software: 2.59%
Activision Blizzard Incorporated	1,730	62,470
Adobe Systems Incorporated †	1,258	129,511
Autodesk Incorporated †	495	36,635
CA Incorporated	793	25,194
Citrix Systems Incorporated †	394	35,188
Electronic Arts Incorporated †	764	60,173
Intuit Incorporated	616	70,600
Microsoft Corporation	19,676	1,222,667
Oracle Corporation	7,584	291,605
Red Hat Incorporated †	453	31,574
Salesforce.com Incorporated †	1,615	110,563
Symantec Corporation	1,577	37,675

		2,113,855

Technology Hardware, Storage & Peripherals: 2.24%
Apple Incorporated	13,494	1,562,875
Hewlett Packard Enterprise Company	4,216	97,558
HP Incorporated	4,329	64,242
NetApp Incorporated	697	24,583
Seagate Technology plc	745	28,437
Western Digital Corporation	722	49,060

		1,826,755

Materials: 1.70%

Chemicals: 1.24%
Air Products & Chemicals Incorporated	550	79,101
Albemarle Corporation	284	24,447
CF Industries Holdings Incorporated	590	18,573
Dow Chemical Company	2,837	162,333
E.I. du Pont de Nemours & Company	2,199	161,407
Eastman Chemical Company	371	27,903
Ecolab Incorporated	664	77,834
FMC Corporation	338	19,117
International Flavors & Fragrances Incorporated	200	23,566
LyondellBasell Industries NV Class A	846	72,570
Monsanto Company	1,108	116,573

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Index Asset Allocation Fund	21

Security name	Shares	Value

Chemicals (continued)
PPG Industries Incorporated	668	$63,300
Praxair Incorporated	722	84,611
The Mosaic Company	887	26,016
The Sherwin-Williams Company	204	54,823

		1,012,174

Construction Materials: 0.10%
Martin Marietta Materials Incorporated	159	35,223
Vulcan Materials Company	334	41,800

		77,023

Containers & Packaging: 0.19%
Avery Dennison Corporation	224	15,729
Ball Corporation	442	33,181
International Paper Company	1,040	55,182
Sealed Air Corporation	488	22,126
WestRock Company	635	32,239

		158,457

Metals & Mining: 0.17%
Freeport-McMoRan Incorporated †	3,170	41,812
Newmont Mining Corporation	1,343	45,756
Nucor Corporation	806	47,973

		135,541

Real Estate: 1.72%

Equity REITs: 1.69%
American Tower Corporation	1,077	113,817
Apartment Investment & Management Company Class A	397	18,044
AvalonBay Communities Incorporated	347	61,471
Boston Properties Incorporated	390	49,054
Crown Castle International Corporation	912	79,134
Digital Realty Trust Incorporated	402	39,501
Equinix Incorporated	180	64,334
Equity Residential	925	59,533
Essex Property Trust Incorporated	165	38,363
Extra Space Storage Incorporated	317	24,485
Federal Realty Investment Trust	181	25,722
General Growth Properties Incorporated	1,477	36,895
HCP Incorporated	1,183	35,159
Host Hotels & Resorts Incorporated	1,872	35,268
Iron Mountain Incorporated	619	20,105
Kimco Realty Corporation	1,075	27,047
Mid-America Apartment Communities Incorporated	287	28,103
Prologis Incorporated	1,337	70,580
Public Storage Incorporated	377	84,260
Realty Income Corporation	654	37,592
Simon Property Group Incorporated	795	141,248

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2016

Security name	Shares	Value

Equity REITs (continued)
SL Green Realty Corporation	256	27,533
The Macerich Company	304	21,535
UDR Incorporated	676	24,660
Ventas Incorporated	895	55,955
Vornado Realty Trust	435	45,401
Welltower Incorporated	917	61,375
Weyerhaeuser Company	1,893	56,960

		1,383,134

Real Estate Management & Development: 0.03%
CBRE Group Incorporated Class A †	759	23,901

Telecommunication Services: 1.59%

Diversified Telecommunication Services: 1.59%
AT&T Incorporated	15,541	660,959
CenturyLink Incorporated	1,384	32,912
Frontier Communications Corporation	2,968	10,032
Level 3 Communications Incorporated †	738	41,594
Verizon Communications Incorporated	10,317	550,721

		1,296,218

Utilities: 1.90%

Electric Utilities: 1.18%
Alliant Energy Corporation	576	21,825
American Electric Power Company Incorporated	1,244	78,322
Duke Energy Corporation	1,743	135,292
Edison International	824	59,320
Entergy Corporation	452	33,208
Eversource Energy	802	44,294
Exelon Corporation	2,337	82,940
FirstEnergy Corporation	1,077	33,355
NextEra Energy Incorporated	1,182	141,202
PG&E Corporation	1,279	77,725
Pinnacle West Capital Corporation	281	21,926
PPL Corporation	1,720	58,566
The Southern Company	2,480	121,991
Xcel Energy Incorporated	1,286	52,340

		962,306

Independent Power & Renewable Electricity Producers: 0.04%
AES Corporation	1,668	19,382
NRG Energy Incorporated	798	9,783

		29,165

Multi-Utilities: 0.64%
Ameren Corporation	613	32,158
CenterPoint Energy Incorporated	1,090	26,858
CMS Energy Corporation	706	29,384

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Index Asset Allocation Fund	23

Security name			Shares	Value

Multi-Utilities (continued)
Consolidated Edison Incorporated			771	$56,807
Dominion Resources Incorporated			1,586	121,472
DTE Energy Company			453	44,625
NiSource Incorporated			816	18,066
Public Service Enterprise Group Incorporated			1,281	56,210
SCANA Corporation			361	26,454
Sempra Energy			632	63,604
WEC Energy Group Incorporated			798	46,803

				522,441

Water Utilities: 0.04%
American Water Works Company Incorporated			449	32,490

Total Common Stocks (Cost $27,827,986)				48,736,515

		Expiration date
Rights: 0.00%

Consumer Staples: 0.00%

Food & Staples Retailing: 0.00%
Safeway Casa Ley Contingent Value Rights (a)(i)†		1-30-2019	684	0
Safeway PDC LLC Contingent Value Rights (a)(i)†		1-30-2017	684	0

Total Rights (Cost $725)				0

	Interest rate	Maturity date	Principal
U.S. Treasury Securities: 38.03%
U.S. Treasury Bond	2.75%	8-15-2042	$126,000	118,784
U.S. Treasury Bond	2.75	11-15-2042	126,000	118,762
U.S. Treasury Bond	2.88	5-15-2043	182,000	175,416
U.S. Treasury Bond	3.00	5-15-2042	84,000	83,126
U.S. Treasury Bond	3.13	11-15-2041	66,000	66,848
U.S. Treasury Bond	3.13	2-15-2042	87,000	88,102
U.S. Treasury Bond	3.13	2-15-2043	129,000	130,434
U.S. Treasury Bond	3.50	2-15-2039	61,000	66,586
U.S. Treasury Bond	3.63	8-15-2043	156,000	172,514
U.S. Treasury Bond	3.75	8-15-2041	68,000	76,440
U.S. Treasury Bond	3.88	8-15-2040	71,000	81,367
U.S. Treasury Bond	4.25	5-15-2039	57,000	69,080
U.S. Treasury Bond	4.25	11-15-2040	74,000	89,675
U.S. Treasury Bond	4.38	2-15-2038	32,000	39,695
U.S. Treasury Bond	4.38	11-15-2039	57,000	70,237
U.S. Treasury Bond	4.38	5-15-2040	83,000	102,361
U.S. Treasury Bond	4.38	5-15-2041	65,000	80,275
U.S. Treasury Bond	4.50	2-15-2036	70,000	88,416
U.S. Treasury Bond	4.50	5-15-2038	36,000	45,390
U.S. Treasury Bond	4.50	8-15-2039	59,000	73,959
U.S. Treasury Bond	4.63	2-15-2040	102,000	130,120
U.S. Treasury Bond	4.75	2-15-2037	24,000	31,182
U.S. Treasury Bond	4.75	2-15-2041	88,000	114,521

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2016

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond	5.00%	5-15-2037	$29,000	$38,871
U.S. Treasury Bond	5.25	11-15-2028	45,000	57,194
U.S. Treasury Bond	5.25	2-15-2029	33,000	42,111
U.S. Treasury Bond	5.38	2-15-2031	70,000	93,070
U.S. Treasury Bond	5.50	8-15-2028	35,000	45,241
U.S. Treasury Bond	6.00	2-15-2026	42,000	54,237
U.S. Treasury Bond	6.13	11-15-2027	49,000	65,660
U.S. Treasury Bond	6.13	8-15-2029	25,000	34,483
U.S. Treasury Bond	6.25	5-15-2030	45,000	63,557
U.S. Treasury Bond	6.38	8-15-2027	21,000	28,546
U.S. Treasury Bond	6.63	2-15-2027	18,000	24,673
U.S. Treasury Note	0.63	11-30-2017	153,000	152,635
U.S. Treasury Note	0.63	4-30-2018	164,000	163,183
U.S. Treasury Note	0.63	6-30-2018	117,000	116,250
U.S. Treasury Note	0.75	12-31-2017	163,000	162,724
U.S. Treasury Note	0.75	1-31-2018	116,000	115,748
U.S. Treasury Note	0.75	2-28-2018	153,000	152,629
U.S. Treasury Note	0.75	3-31-2018	133,000	132,604
U.S. Treasury Note	0.75	4-15-2018	127,000	126,597
U.S. Treasury Note	0.75	4-30-2018	119,000	118,598
U.S. Treasury Note	0.75	7-31-2018	117,000	116,358
U.S. Treasury Note	0.75	8-31-2018	118,000	117,254
U.S. Treasury Note «	0.75	9-30-2018	118,000	117,183
U.S. Treasury Note	0.75	10-31-2018	118,000	117,130
U.S. Treasury Note	0.75	2-15-2019	107,000	105,907
U.S. Treasury Note	0.75	7-15-2019	108,000	106,391
U.S. Treasury Note	0.75	8-15-2019	108,000	106,295
U.S. Treasury Note	0.88	11-30-2017	115,000	115,004
U.S. Treasury Note	0.88	1-15-2018	125,000	124,934
U.S. Treasury Note	0.88	1-31-2018	115,000	114,908
U.S. Treasury Note	0.88	3-31-2018	118,000	117,838
U.S. Treasury Note	0.88	5-31-2018	119,000	118,755
U.S. Treasury Note	0.88	7-15-2018	117,000	116,610
U.S. Treasury Note	0.88	10-15-2018	106,000	105,468
U.S. Treasury Note	0.88	4-15-2019	109,000	107,988
U.S. Treasury Note	0.88	5-15-2019	110,000	108,912
U.S. Treasury Note	0.88	6-15-2019	108,000	106,832
U.S. Treasury Note	0.88	7-31-2019	76,000	75,089
U.S. Treasury Note	0.88	9-15-2019	106,000	104,568
U.S. Treasury Note	1.00	12-15-2017	132,000	132,133
U.S. Treasury Note	1.00	12-31-2017	115,000	115,084
U.S. Treasury Note	1.00	2-15-2018	125,000	125,036
U.S. Treasury Note	1.00	3-15-2018	125,000	125,049
U.S. Treasury Note	1.00	5-15-2018	124,000	123,944
U.S. Treasury Note	1.00	5-31-2018	152,000	151,924
U.S. Treasury Note	1.00	8-15-2018	117,000	116,827
U.S. Treasury Note	1.00	9-15-2018	117,000	116,734
U.S. Treasury Note	1.00	11-30-2018	103,000	102,649
U.S. Treasury Note	1.00	3-15-2019	107,000	106,402
U.S. Treasury Note	1.00	6-30-2019	58,000	57,526
U.S. Treasury Note	1.00	8-31-2019	79,000	78,224

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Index Asset Allocation Fund	25

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.00%	9-30-2019	$148,000	$146,392
U.S. Treasury Note	1.00	10-15-2019	109,000	107,784
U.S. Treasury Note	1.00	11-15-2019	96,000	94,799
U.S. Treasury Note	1.00	11-30-2019	142,000	140,221
U.S. Treasury Note	1.13	6-15-2018	124,000	124,107
U.S. Treasury Note	1.13	1-15-2019	106,000	105,772
U.S. Treasury Note	1.13	5-31-2019	65,000	64,714
U.S. Treasury Note	1.13	12-31-2019	95,000	94,026
U.S. Treasury Note	1.13	3-31-2020	93,000	91,743
U.S. Treasury Note	1.13	4-30-2020	104,000	102,502
U.S. Treasury Note	1.13	2-28-2021	226,000	219,710
U.S. Treasury Note	1.13	6-30-2021	228,000	220,465
U.S. Treasury Note	1.13	7-31-2021	153,000	147,756
U.S. Treasury Note	1.13	8-31-2021	153,000	147,688
U.S. Treasury Note	1.13	9-30-2021	152,000	146,471
U.S. Treasury Note	1.25	10-31-2018	165,000	165,233
U.S. Treasury Note	1.25	11-15-2018	108,000	108,143
U.S. Treasury Note	1.25	11-30-2018	155,000	155,192
U.S. Treasury Note	1.25	12-15-2018	108,000	108,095
U.S. Treasury Note	1.25	1-31-2019	125,000	125,042
U.S. Treasury Note	1.25	4-30-2019	51,000	50,954
U.S. Treasury Note	1.25	10-31-2019	75,000	74,646
U.S. Treasury Note	1.25	1-31-2020	225,000	223,224
U.S. Treasury Note	1.25	2-29-2020	152,000	150,702
U.S. Treasury Note	1.25	3-31-2021	226,000	220,589
U.S. Treasury Note	1.25	10-31-2021	151,000	146,277
U.S. Treasury Note	1.25	7-31-2023	125,000	117,532
U.S. Treasury Note	1.38	6-30-2018	127,000	127,580
U.S. Treasury Note	1.38	7-31-2018	151,000	151,651
U.S. Treasury Note	1.38	9-30-2018	208,000	208,745
U.S. Treasury Note	1.38	11-30-2018	74,000	74,254
U.S. Treasury Note	1.38	12-31-2018	91,000	91,274
U.S. Treasury Note	1.38	2-28-2019	121,000	121,308
U.S. Treasury Note	1.38	1-31-2020	101,000	100,562
U.S. Treasury Note	1.38	2-29-2020	228,000	226,783
U.S. Treasury Note	1.38	3-31-2020	226,000	224,683
U.S. Treasury Note	1.38	4-30-2020	226,000	224,404
U.S. Treasury Note	1.38	5-31-2020	106,000	105,261
U.S. Treasury Note	1.38	8-31-2020	256,000	253,158
U.S. Treasury Note	1.38	9-30-2020	256,000	252,911
U.S. Treasury Note	1.38	10-31-2020	232,000	228,977
U.S. Treasury Note	1.38	1-31-2021	232,000	228,101
U.S. Treasury Note	1.38	4-30-2021	226,000	221,503
U.S. Treasury Note	1.38	5-31-2021	226,000	221,305
U.S. Treasury Note	1.38	6-30-2023	126,000	119,545
U.S. Treasury Note	1.38	8-31-2023	124,000	117,341
U.S. Treasury Note	1.38	9-30-2023	90,000	85,124
U.S. Treasury Note	1.50	8-31-2018	200,000	201,221
U.S. Treasury Note	1.50	12-31-2018	144,000	144,805
U.S. Treasury Note	1.50	1-31-2019	161,000	161,834
U.S. Treasury Note	1.50	2-28-2019	147,000	147,765

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2016

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.50%	3-31-2019	$60,000	$60,290
U.S. Treasury Note	1.50	5-31-2019	158,000	158,675
U.S. Treasury Note	1.50	10-31-2019	225,000	225,439
U.S. Treasury Note	1.50	11-30-2019	226,000	226,355
U.S. Treasury Note	1.50	5-31-2020	226,000	225,166
U.S. Treasury Note	1.50	1-31-2022	128,000	124,981
U.S. Treasury Note	1.50	2-28-2023	126,000	121,044
U.S. Treasury Note	1.50	3-31-2023	126,000	120,925
U.S. Treasury Note	1.50	8-15-2026	102,000	93,660
U.S. Treasury Note	1.63	3-31-2019	154,000	155,176
U.S. Treasury Note	1.63	4-30-2019	159,000	160,192
U.S. Treasury Note	1.63	6-30-2019	157,000	158,114
U.S. Treasury Note	1.63	7-31-2019	155,000	156,023
U.S. Treasury Note	1.63	8-31-2019	229,000	230,488
U.S. Treasury Note	1.63	12-31-2019	225,000	225,988
U.S. Treasury Note	1.63	6-30-2020	225,000	224,955
U.S. Treasury Note	1.63	7-31-2020	253,000	252,657
U.S. Treasury Note	1.63	11-30-2020	155,000	154,254
U.S. Treasury Note	1.63	8-15-2022	117,000	113,977
U.S. Treasury Note	1.63	11-15-2022	150,000	145,815
U.S. Treasury Note	1.63	4-30-2023	128,000	123,653
U.S. Treasury Note	1.63	5-31-2023	128,000	123,507
U.S. Treasury Note	1.63	10-31-2023	90,000	86,479
U.S. Treasury Note	1.63	2-15-2026	102,000	95,160
U.S. Treasury Note	1.63	5-15-2026	105,000	97,759
U.S. Treasury Note	1.75	10-31-2018	66,000	66,691
U.S. Treasury Note	1.75	9-30-2019	228,000	230,143
U.S. Treasury Note	1.75	10-31-2020	148,000	148,181
U.S. Treasury Note	1.75	12-31-2020	232,000	231,737
U.S. Treasury Note	1.75	11-30-2021	134,000	132,867
U.S. Treasury Note	1.75	2-28-2022	129,000	127,326
U.S. Treasury Note	1.75	3-31-2022	128,000	126,162
U.S. Treasury Note	1.75	4-30-2022	126,000	124,121
U.S. Treasury Note	1.75	5-15-2022	111,000	109,253
U.S. Treasury Note	1.75	9-30-2022	144,000	141,114
U.S. Treasury Note	1.75	1-31-2023	129,000	125,881
U.S. Treasury Note	1.75	5-15-2023	226,000	219,859
U.S. Treasury Note	1.88	6-30-2020	86,000	86,772
U.S. Treasury Note	1.88	11-30-2021	128,000	127,528
U.S. Treasury Note	1.88	5-31-2022	128,000	126,834
U.S. Treasury Note	1.88	8-31-2022	142,000	140,192
U.S. Treasury Note	1.88	10-31-2022	143,000	140,943
U.S. Treasury Note	2.00	7-31-2020	101,000	102,235
U.S. Treasury Note	2.00	9-30-2020	106,000	107,122
U.S. Treasury Note	2.00	11-30-2020	122,000	123,165
U.S. Treasury Note	2.00	2-28-2021	136,000	136,967
U.S. Treasury Note	2.00	5-31-2021	146,000	146,763
U.S. Treasury Note	2.00	8-31-2021	127,000	127,385
U.S. Treasury Note	2.00	10-31-2021	126,000	126,240
U.S. Treasury Note	2.00	11-15-2021	178,000	178,317

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Index Asset Allocation Fund	27

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	2.00%	2-15-2022	$133,000	$133,071
U.S. Treasury Note	2.00	7-31-2022	144,000	143,315
U.S. Treasury Note	2.00	11-30-2022	129,000	127,984
U.S. Treasury Note	2.00	2-15-2023	220,000	217,935
U.S. Treasury Note	2.00	2-15-2025	289,000	280,892
U.S. Treasury Note	2.00	8-15-2025	220,000	212,800
U.S. Treasury Note	2.00	11-15-2026	170,000	163,300
U.S. Treasury Note	2.13	8-31-2020	138,000	140,132
U.S. Treasury Note	2.13	1-31-2021	132,000	133,647
U.S. Treasury Note	2.13	6-30-2021	142,000	143,400
U.S. Treasury Note	2.13	8-15-2021	178,000	179,521
U.S. Treasury Note	2.13	9-30-2021	128,000	129,011
U.S. Treasury Note	2.13	12-31-2021	126,000	126,950
U.S. Treasury Note	2.13	6-30-2022	126,000	126,307
U.S. Treasury Note	2.13	12-31-2022	129,000	128,783
U.S. Treasury Note	2.13	11-30-2023	110,000	109,136
U.S. Treasury Note	2.13	5-15-2025	234,000	229,071
U.S. Treasury Note	2.25	11-30-2017	117,000	118,430
U.S. Treasury Note	2.25	7-31-2018	49,000	49,875
U.S. Treasury Note	2.25	3-31-2021	135,000	137,323
U.S. Treasury Note	2.25	4-30-2021	142,000	144,364
U.S. Treasury Note	2.25	7-31-2021	194,000	196,856
U.S. Treasury Note	2.25	11-15-2024	290,000	287,838
U.S. Treasury Note	2.25	11-15-2025	219,000	215,878
U.S. Treasury Note	2.38	5-31-2018	58,000	59,074
U.S. Treasury Note	2.38	6-30-2018	74,000	75,422
U.S. Treasury Note	2.38	12-31-2020	123,000	125,900
U.S. Treasury Note	2.38	8-15-2024	289,000	289,966
U.S. Treasury Note	2.50	8-15-2023	190,000	193,140
U.S. Treasury Note	2.50	5-15-2024	281,000	284,843
U.S. Treasury Note	2.63	1-31-2018	81,000	82,435
U.S. Treasury Note	2.63	4-30-2018	62,000	63,309
U.S. Treasury Note	2.63	8-15-2020	220,000	227,318
U.S. Treasury Note	2.63	11-15-2020	355,000	366,643
U.S. Treasury Note	2.75	12-31-2017	90,000	91,616
U.S. Treasury Note	2.75	2-28-2018	71,000	72,418
U.S. Treasury Note	2.75	2-15-2019	128,000	131,986
U.S. Treasury Note	2.75	11-15-2023	251,000	258,963
U.S. Treasury Note	2.75	2-15-2024	217,000	223,845
U.S. Treasury Note	2.88	3-31-2018	80,000	81,871
U.S. Treasury Note	3.13	5-15-2019	142,000	148,004
U.S. Treasury Note	3.13	5-15-2021	155,000	163,195
U.S. Treasury Note	3.38	11-15-2019	159,000	167,672
U.S. Treasury Note	3.50	2-15-2018	120,000	123,357
U.S. Treasury Note	3.50	5-15-2020	138,000	146,594
U.S. Treasury Note	3.63	8-15-2019	145,000	153,436
U.S. Treasury Note	3.63	2-15-2020	191,000	203,132
U.S. Treasury Note	3.63	2-15-2021	199,000	213,439
U.S. Treasury Note	3.75	11-15-2018	141,000	147,696
U.S. Treasury Note	3.88	5-15-2018	65,000	67,530
U.S. Treasury Note	4.00	8-15-2018	74,000	77,478

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2016

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	6.25%	8-15-2023	$35,000	$43,705
U.S. Treasury Note	6.50	11-15-2026	28,000	37,866
U.S. Treasury Note	6.75	8-15-2026	21,000	28,718
U.S. Treasury Note	6.88	8-15-2025	21,000	28,376
U.S. Treasury Note	7.13	2-15-2023	24,000	30,874
U.S. Treasury Note	7.25	8-15-2022	24,000	30,582
U.S. Treasury Note	7.50	11-15-2024	22,000	30,237
U.S. Treasury Note	7.63	11-15-2022	12,000	15,658
U.S. Treasury Note	7.63	2-15-2025	20,000	27,846
U.S. Treasury Note	7.88	2-15-2021	15,000	18,594
U.S. Treasury Note	8.00	11-15-2021	48,000	61,422
U.S. Treasury Note	8.13	8-15-2019	29,000	34,002
U.S. Treasury Note	8.13	5-15-2021	17,000	21,437
U.S. Treasury Note	8.13	8-15-2021	15,000	19,087
U.S. Treasury Note	8.50	2-15-2020	15,000	18,180
U.S. Treasury Note	8.75	5-15-2020	12,000	14,799
U.S. Treasury Note	8.75	8-15-2020	27,000	33,696
U.S. Treasury Note	8.88	2-15-2019	29,000	33,682
U.S. Treasury Note	9.00	11-15-2018	18,000	20,601
U.S. Treasury Note	9.13	5-15-2018	16,000	17,750

Total U.S. Treasury Securities (Cost $31,208,834)				30,994,474

	Yield		Shares
Short-Term Investments: 2.17%

Investment Companies: 2.15%
Securities Lending Cash Investment LLC (l)(r)(u)	0.83		113,422	113,434
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.43		1,639,441	1,639,441

				1,752,875

			Principal
U.S. Treasury Securities: 0.02%
Treasury Bill #(z)	0.48	3-30-2017	$17,000	16,980

Total Short-Term Investments (Cost $1,769,855)				1,769,855

Total investments in securities (Cost $60,807,400) *	99.99%	81,500,844
Other assets and liabilities, net	0.01	4,636

Total net assets	100.00%	$81,505,480

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

«	All or a portion of this security is on loan.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $62,300,018 and unrealized gains (losses) consists of:

Gross unrealized gains	$21,891,015
Gross unrealized losses	(2,690,189)

Net unrealized gains	$19,200,826

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2016	Wells Fargo VT Index Asset Allocation Fund	29

Assets
Investments
In unaffiliated securities (including $111,243 of securities loaned), at value (cost $58,721,284)	$79,117,621
In affiliated securities, at value (cost $2,086,116)	2,383,223

Total investments, at value (cost $60,807,400)	81,500,844
Cash	314
Receivable for investments sold	202,123
Receivable for Fund shares sold	199
Receivable for dividends and interest	231,124
Receivable for daily variation margin on open futures contracts	2,133
Receivable for securities lending income	18
Prepaid expenses and other assets	10,629

Total assets	81,947,384

Liabilities
Payable for investments purchased	174,681
Payable for Fund shares redeemed	76,550
Payable upon receipt of securities loaned	113,434
Payable for daily variation margin on open futures contracts	445
Management fee payable	31,810
Distribution fee payable	18,343
Administration fee payable	5,869
Accrued expenses and other liabilities	20,772

Total liabilities	441,904

Total net assets	$81,505,480

NET ASSETS CONSIST OF
Paid-in capital	$58,981,443
Undistributed net investment income	2,500
Accumulated net realized gains on investments	1,826,040
Net unrealized gains on investments	20,695,497

Total net assets	$81,505,480

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 2	$81,505,480
Shares outstanding – Class 2[1]	4,255,018
Net asset value per share – Class 2	$19.16

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo VT Index Asset Allocation Fund	Statement of operations—year ended December 31, 2016

Investment income
Dividends	$1,085,700
Interest	443,559
Income from affiliated securities	23,881
Securities lending income, net	1,816

Total investment income	1,554,956

Expenses
Management fee	483,454
Administration fee
Class 2	64,461
Distribution fee
Class 2	201,439
Custody and accounting fees	36,342
Professional fees	43,179
Shareholder report expenses	19,912
Trustees’ fees and expenses	21,969
Other fees and expenses	16,903

Total expenses	887,659
Less: Fee waivers and/or expense reimbursements	(81,903)

Net expenses	805,756

Net investment income	749,200

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	2,928,784
Affiliated securities	22,470
Futures transactions	565,338

Net realized gains on investments	3,516,592

Net change in unrealized gains (losses) on:
Unaffiliated securities	1,701,259
Affiliated securities	(21,225)
Futures transactions	11,546

Net change in unrealized gains (losses) on investments	1,691,580

Net realized and unrealized gains (losses) on investments	5,208,172

Net increase in net assets resulting from operations	$5,957,372

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo VT Index Asset Allocation Fund	31

	Year ended December 31, 2016		Year ended December 31, 2015

Operations
Net investment income		$749,200		$837,040
Net realized gains on investments		3,516,592		9,821,765
Net change in unrealized gains (losses) on investments		1,691,580		(9,533,114)

Net increase in net assets resulting from operations		5,957,372		1,125,691

Distributions to shareholders from
Net investment income – Class 2		(720,605)		(897,884)
Net realized gains – Class 2		(2,289,129)		0

Total distributions to shareholders		(3,009,734)		(897,884)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	333,800	6,245,984	198,509	3,701,571
Reinvestment of distributions – Class 2	162,349	3,009,734	48,466	897,884
Payment for shares redeemed – Class 2	(653,618)	(12,192,875)	(834,694)	(15,478,408)

Net decrease in net assets resulting from capital share transactions		(2,937,157)		(10,878,953)

Total increase (decrease) in net assets		10,481		(10,651,146)

Net assets
Beginning of period		81,494,999		92,146,145

End of period		$81,505,480		$81,494,999

Undistributed net investment income		$2,500		$12,657

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo VT Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.47	$18.43	$15.85	$13.47	$12.09
Net investment income	0.17	0.18	0.27	0.24	0.21
Net realized and unrealized gains on investments	1.22	0.05	2.57	2.39	1.36

Total from investment operations	1.39	0.23	2.84	2.63	1.57
Distributions to shareholders from
Net investment income	(0.17)	(0.19)	(0.26)	(0.25)	(0.19)
Net realized gains	(0.53)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.70)	(0.19)	(0.26)	(0.25)	(0.19)
Net asset value, end of period	$19.16	$18.47	$18.43	$15.85	$13.47
Total return	7.67%	1.25%	18.06%	19.63%	13.03%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.10%	1.02%	1.11%	1.13%
Net expenses	1.00%	1.00%	0.99%	1.00%	1.00%
Net investment income	0.93%	0.95%	1.58%	1.57%	1.58%
Supplemental data
Portfolio turnover rate	15%	44%	3%	11%	8%
Net assets, end of period (000s omitted)	$81,505	$81,495	$92,146	$86,935	$84,791

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo VT Index Asset Allocation Fund	33

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”).

34	Wells Fargo VT Index Asset Allocation Fund	Notes to financial statements

The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to dividends from certain securities. At December 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(38,752)	$38,752

Notes to financial statements	Wells Fargo VT Index Asset Allocation Fund	35

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Consumer discretionary	$5,861,645	$0	$0	$5,861,645
Consumer staples	4,567,928	0	0	4,567,928
Energy	3,684,063	0	0	3,684,063
Financials	7,219,351	0	0	7,219,351
Health care	6,641,936	0	0	6,641,936
Industrials	5,004,548	0	0	5,004,548
Information technology	10,124,194	0	0	10,124,194
Materials	1,383,195	0	0	1,383,195
Real estate	1,407,035	0	0	1,407,035
Telecommunication services	1,296,218	0	0	1,296,218
Utilities	1,546,402	0	0	1,546,402

U.S. Treasury securities	30,994,474	0	0	30,994,474

Short-term investments
Investment companies	1,639,441	0	0	1,639,441
U.S. Treasury securities	16,980	0	0	16,980
Investments measured at net asset value*				113,434
	81,387,410	0	0	81,500,844
Futures contracts	2,133	0	0	2,133
Total assets	$81,389,543	$0	$0	$81,502,977
Liabilities
Futures contracts	$445	0	0	$445
Total liabilities	$445	$0	$0	$445

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $113,434 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

36	Wells Fargo VT Index Asset Allocation Fund	Notes to financial statements

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At December 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.60% and declining to 0.43% as the average daily net assets of the Fund increase. For the year ended December 31, 2016, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended December 31, 2016, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $7 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,113 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$9,465,207	$2,573,420	$10,570,292	$5,606,888

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

Notes to financial statements	Wells Fargo VT Index Asset Allocation Fund	37

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions in issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains
Wells Fargo & Company	12,512	151	1,225	11,438	$630,348	$4,413	$22,470

7. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2016, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At December 31, 2016, the Fund had long futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at 12/31/2016	Unrealized gains (losses)
3-17-2017	Goldman Sachs	1 Long	S&P 500 E-Mini Index	$111,810	$(845)
3-31-2017	Goldman Sachs	13 Long	5-Year U.S. Treasury Notes	1,529,633	2,898

The Fund had an average notional amount of $2,751,539 and $10,723,512 in long and short futures contracts, respectively, during the year ended December 31, 2016.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2016 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate risk	Receivable for daily variation margin on open futures contracts	$2,133	*	Payable for daily variation margin on open futures contracts	$0	*
Equity risk	Receivable for daily variation margin on open futures contracts	$0	*	Payable for daily variation margin on open futures contracts	$445	*
		$2,133			$445

*	Only the current day’s variation margin as of December 31, 2016 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$645,456	$1,678
Interest rate risk	(80,118)	9,868
	$565,338	$11,546

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while

38	Wells Fargo VT Index Asset Allocation Fund	Notes to financial statements

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	Goldman Sachs	$2,133	$(445)	$0	$1,688

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Futures – variation margin	Goldman Sachs	$445	$(445)	$0	$0

8. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended December 31, 2016, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	Year ended December 31
	2016	2015
Ordinary income	$720,605	$897,884
Long-term capital gain	2,289,129	0

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$429,976	$3,022,954	$19,071,107

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo VT Index Asset Allocation Fund	39

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

40	Wells Fargo VT Index Asset Allocation Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo VT Index Asset Allocation Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo VT Index Asset Allocation Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Other information (unaudited)	Wells Fargo VT Index Asset Allocation Fund	41

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 84.79% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2016.

For the fiscal year ended December 31, 2016, $2,289,129 has been designated as a 20% rate gain distribution pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended December 31, 2016, 30.45% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42	Wells Fargo VT Index Asset Allocation Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo VT Index Asset Allocation Fund	43

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen[3] (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managaers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Andrew Owen became President on January 1, 2017.

44	Wells Fargo VT Index Asset Allocation Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

300469 02-17 AVT2/AR148 12-16

Annual Report

December 31, 2016

Wells Fargo VT International Equity Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT International Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

International equity investors entered the period confronting concerns about slowing economic growth, particularly in China.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo VT International Equity Fund for the 12-month period that ended December 31, 2016. Early in the period, global equity market volatility appeared to be driven by a focus on macrolevel economic issues such as recessionary fears and geopolitical concerns rather than fundamental company and business characteristics. As economic data in several markets improved, equity performance also improved. The performance contrast in each half of the reporting period, as measured by key benchmark indexes, shows the improving investment environment.

	January 1 through June 30, 2016 (%)	July 1 through December 31, 2016 (%)
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net)[1]	(4.42)	5.67
MSCI World Index (Net)[2]	0.66	6.81
MSCI All Country World Index (ACWI) ex USA Index (Net)[3]	(1.02)	5.57
S&P Developed SmallCap Index[4]	1.75	9.67

Past performance is no guarantee of future results.

Central-bank policies demonstrated resolve to reignite global economic growth.

International equity investors entered the period confronting concerns about slowing economic growth, particularly in China. They also were concerned about the abilities of governments and central banks to address recessionary concerns and to spark business activity through monetary and fiscal policy. Throughout the period, the U.S. dollar tended to gain strength, which helped exporters in other countries but pressured importers who paid higher prices for goods and services.

The U.S. Federal Reserve backed off of its intentions stated at the end of 2015 to implement additional interest-rate increases during 2016, waiting until December 2016 to increase a key interest rate by 0.25%. Other central banks also remained accommodative. The European Central Bank (ECB) pushed the interest rate it pays on deposits further into negative territory. The Bank of Japan followed the ECB’s lead by setting a negative deposit rate. During the period, the People’s Bank of China guided its currency’s value lower relative to a basket of foreign currencies to enhance exports. Investors viewed the actions of major central banks as consistent with efforts to encourage lending and business activity.

[1]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[2]	The MSCI World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Net) consists of the following 23 developed markets country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You cannot invest directly in an index.

[3]	The MSCI All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[4]	The S&P Developed SmallCap Index is a free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT International Equity Fund	3

Investors closely watched changing sentiment in global markets during the period.

In the second quarter of 2016, equity market volatility declined and remained relatively low until the end of June, when voters in the United Kingdom surprised market participants and approved the Brexit referendum to leave the European Union. Investors reacted to the news negatively and fled to assets such as precious metals and U.S. Treasury bonds. As a result, bond yields fell in several markets, and equity markets declined across the globe. In the weeks that follow, signs of resilience in major markets worldwide offset concerns stemming from the Brexit referendum.

Throughout the period, economic and business data, while often uneven, appeared to be strengthening overall. After generating concern early in 2016, China’s economic growth demonstrated strength. The prime minister’s reelection in Japan offered the potential for new economic stimulus. India appointed a new central-bank governor who many expected would continue the outgoing governor’s policies, which were considered effective. Members of the Organization of the Petroleum Exporting Countries agreed to production cuts intended to support increased prices for oil, which could benefit commodities markets that are economically important to many international developed and emerging markets.

Investors’ sentiments improved during the third quarter of 2016, which led to more favorable returns across global equity markets. On an improved perception of business health, economically sensitive sectors such as consumer discretionary, materials, financials, and industrials gained while traditionally defensive sectors (utilities, telecommunication services, health care, and consumer staples) benefited less during the market rally. Stocks drifted somewhat lower in the fourth quarter as the U.S. presidential campaign wore on toward the election. Following the November election, investors concerned about future trade and policy initiatives sold international market equities.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Throughout the period, economic and business data, while often uneven, appeared to be strengthening overall.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969. We are available 24 hours a day, 7 days a week.

4	Wells Fargo VT International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Dale A. Winner, CFA®

Average annual total returns (%) as of December 31, 20161

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	8-17-1998	3.25	6.40	0.81	0.95	0.69
Class 2	7-31-2002	3.30	6.18	0.58	1.20	0.94
MSCI ACWI ex USA Index (Net)[4]	–	4.50	5.00	0.96	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT International Equity Fund	5

Growth of $10,000 investment as of December 31, 2016[5]

[1]	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen VA International Equity Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through April 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class 2 shares for the most recent ten years with the MSCI ACWI ex USA Index (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance does not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT International Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the MSCI ACWI ex USA Index (Net), for the 12-month period that ended December 31, 2016.

∎	For the one-year period, notable sector performance contributors included investments in producer manufacturing, electronic technology, and consumer nondurables.

∎	The Fund had its largest country weights in German, Japanese, Swiss, U.K., Hong Kong, U.S., Dutch, and South Korean companies, where the management team believed it uncovered undervalued investments. Currency hedges of European exchange rate risk also added to performance.

Stock selection drove fund performance amid volatility.

Notable detractors included investments in financials, consumer durables, and health technology. Despite sustained market volatility throughout the year, the investment team continued to employ an approach to fundamental research that has served us well in the past: searching for nonconsensus values around the globe; maintaining a focus on overall investment risk management; and rebalancing infrequently, doing so only to capture unusual stock market or company-specific price movements for investors’ potential benefit as we married fundamental stock-picking with macro and risk research. Largest sector allocations include financials, industrials, and telecommunication services, with notable underweights in materials, consumer discretionary, and utilities stocks.

During the period, selected stocks detracted from portfolio performance including ANIMA Holding S.p.A., HUGO BOSS AG, Cameco Corporation, Value Partners Group Limited, Vodafone Plc, Dongfeng Motor Group Company, Limited, and Hitachi, Limited. While the losses associated with these and other investments caused the performance of the portfolio to trail that of the benchmark, the investment team generated positive absolute and relative returns in regions and countries globally, with performance rebounding in the third and fourth quarter. Some of the best stock performances came from stocks such as Lundin Mining Corporation, Smiths Group plc, Coca-Cola East Japan Company, Limited, Siemens AG, Hana Financial Incorporated, Prysmian S.p.A., and Samsung Electronics Company, Limited. The resurgence of value stocks relative to more momentum-oriented growth stocks in the last several months of the year, coincident with growing signs of global economic leading indicators, inflationary expectations, sovereign yields, and yield curves was notable.

Regionally, divergent and compelling investment opportunities are emerging.

In Europe, opportunities arose based on stock-specific fundamentals largely improving from self-help restructuring and continued indications of a cyclical economic recovery. Companies engaged in business portfolio reshaping and earnings normalization through the implementation of operational efficiencies such as careful investment, cost-cutting, and profit maximization which can include dedicating additional resources to profitable businesses or divestment of unprofitable businesses. Companies that undertaking these initiatives are set to bolster their profitability and benefit from the additional impetus of targeted industrial and structural reforms and a continent-wide cyclical recovery. Our larger position weights include investments such as Eni S.p.A., Novartis AG, METRO AG, Compagnie de Saint-Gobain S.A., Zurich Insurance Group Limited, and Koninklijke Philips N.V. in continental Europe, as well as Wolseley plc and Vodafone in the U.K. The European Central Bank retained a watchful eye over Europe’s deleveraging, remaining intent on its quantitative easing and extending the duration of expected asset purchases.

In Japan, the distinctions between corporate new Japan and old Japan continued to widen in an unusually volatile year for the country’s capital markets beginning with negative volatility in the first several months of the year and concluding with a return of fundamental investor interest in Japanese equities. Top portfolio holdings include Daiwa Securities Group Incorporated, Coca-Cola East Japan, Hitachi, Mitsubishi UFJ Financial Group, Incorporated, and Nomura Holdings, Incorporated. Abenomics, the economic policies of Japan's Prime Minister Shinzō Abe, this year stood out for encouraging an increasing number of companies to embrace more shareholder friendly actions with a backdrop of a watchful and active Bank of Japan and significant fiscal stimulus to add to reflationary public policies.

The portfolio remains invested in selected stocks considered to represent value in emerging markets sidestepping those deemed emerging markets value traps. Investments in Hong Kong/China represented the most significant emerging markets exposure, specifically in undervalued stocks benefiting from the gradual transition to a more consumer-oriented society—for

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT International Equity Fund	7

example, China Mobile Limited, Kweichow Moutai Company, Limited, and Xinyi Glass Holdings, Limited. South Korean holdings include SK Telecom Company, Limited, Hana Financial, and Samsung Electronics. In addition, the Fund owns holdings in Brazil (Cosan S.A.) and Russia (recently initiated Mobile TeleSystems OJSC) and remains underweight in emerging markets with more untenable macro imbalances and therefore weaker resilience to domestic and external pressures.

We continue to adhere to our investment process while remaining mindful of risks.

We expect that the equity and currency volatility across developed and emerging markets that was evident in years past will persist during 2017 as economies, central banks, and other public policy officials attempt to adjust from long-term deleveraging and economic imbalances. We partially hedged overweight exposures in European currencies. We remain mindful of these risks globally in 2017 and look forward to adapting our portfolio as opportunities arise in quarters to come.

Ten largest holdings (%) as of December 31, 2016[6]
Eni SpA	3.59
Novartis AG	3.47
Metro AG	3.24
Compagnie de Saint-Gobain SA	3.18
SK Telecom Company Limited	3.09
Wolseley plc	3.06
Zurich Insurance Group AG	3.04
Koninklijke Philips NV	2.97
China Mobile Limited	2.91
Daiwa Securities Group Incorporated	2.91

Sector distribution as of December 31, 2016[7]

Country allocation as of December 31, 2016[7]

Please see footnotes on page 5.

8	Wells Fargo VT International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2016	Ending account value 12-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,098.64	$3.64	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.51	0.69%
Class 2
Actual	$1,000.00	$1,098.80	$4.96	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77	0.94%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2016	Wells Fargo VT International Equity Fund	9

Security name	Shares	Value

Common Stocks: 84.54%

Brazil: 0.16%
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	65,456	$491,575

Canada: 2.42%
Lundin Mining Corporation (Materials, Metals & Mining) †	1,590,775	7,582,736

China: 6.33%
China Everbright Limited (Financials, Capital Markets)	1,654,000	3,148,242
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	861,500	9,132,156
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	1,543,000	925,263
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	1,466,100	3,361,565
Xinyi Solar Holdings Limited (Information Technology, Semiconductors & Semiconductor Equipment) «	4,722,000	1,534,521
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,162,179	1,749,784

		19,851,531

Denmark: 0.88%
Novo Nordisk AS Class B (Health Care, Pharmaceuticals)	76,511	2,759,271

France: 3.18%
Compagnie de Saint-Gobain SA (Industrials, Building Products)	213,983	9,968,408

Germany: 13.55%
Bayer AG (Health Care, Pharmaceuticals)	83,279	8,690,100
Metro AG (Consumer Staples, Food & Staples Retailing)	305,316	10,151,135
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	41,602	7,867,298
Rheinmetall AG (Industrials, Industrial Conglomerates)	67,241	4,522,923
SAP SE (Information Technology, Software)	72,828	6,348,415
Siemens AG (Industrials, Industrial Conglomerates)	40,159	4,937,532

		42,517,403

Hong Kong: 1.39%
Xinyi Automobile Glass Hong Kong Enterprises Limited (Consumer Discretionary, Auto Components) †	649,250	125,588
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	5,194,000	4,246,561

		4,372,149

Italy: 4.33%
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	691,618	11,262,655
Prysmian SpA (Industrials, Electrical Equipment)	90,348	2,320,559

		13,583,214

Japan: 13.34%
Coca-Cola East Japan Company Limited (Consumer Staples, Beverages)	389,700	8,589,238
Daiwa Securities Group Incorporated (Financials, Capital Markets)	1,479,000	9,115,069
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,461,000	7,900,338
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	1,114,700	6,868,936
Mitsui Fudosan Company Limited (Real Estate, Real Estate Management & Development)	152,000	3,517,947
Nomura Holdings Incorporated (Financials, Capital Markets)	996,500	5,875,407

		41,866,935

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT International Equity Fund	Portfolio of investments—December 31, 2016

Security name	Shares	Value

Netherlands: 4.72%
Koninklijke Philips NV (Industrials, Industrial Conglomerates) «	305,586	$9,328,582
NN Group NV (Financials, Insurance)	161,969	5,489,142

		14,817,724

Norway: 1.20%
Frontline Limited (Energy, Oil, Gas & Consumable Fuels) «	166,872	1,198,106
Marine Harvest ASA (Consumer Staples, Food Products)	142,488	2,569,135

		3,767,241

Russia: 2.83%
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	976,055	8,891,861

South Korea: 4.50%
Hana Financial Group Incorporated (Financials, Banks)	110,123	2,849,266
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	2,126	1,588,122
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	52,237	9,687,935

		14,125,323

Switzerland: 6.51%
Novartis AG (Health Care, Pharmaceuticals)	149,464	10,876,247
Zurich Insurance Group AG (Financials, Insurance)	34,622	9,533,545

		20,409,792

United Kingdom: 12.03%
Man Group plc (Financials, Capital Markets)	5,308,395	7,739,263
Smiths Group plc (Industrials, Industrial Conglomerates)	408,599	7,130,372
United Business Media plc (Consumer Discretionary, Media)	536,920	4,840,336
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	3,428,495	8,444,215
Wolseley plc (Industrials, Trading Companies & Distributors)	156,818	9,589,684

		37,743,870

United States: 7.17%
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	69,349	8,032,001
Coach Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	212,284	7,434,186
Pfizer Incorporated (Health Care, Pharmaceuticals)	216,666	7,037,310

		22,503,497

Total Common Stocks (Cost $251,978,858)		265,252,530

Exchange-Traded Funds: 1.10%

United States: 1.10%
iShares MSCI ACWI ex US ETF «	85,862	3,457,663

Total Exchange-Traded Funds (Cost $3,421,716)		3,457,663

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT International Equity Fund	11

Security name		Maturity date	Shares	Value

Participation Notes: 1.74%

China: 1.74%
HSBC Bank plc (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) †		2-19-2019	113,208	$5,447,646

Total Participation Notes (Cost $3,366,557)				5,447,646

	Yield
Short-Term Investments: 13.07%

Investment Companies: 13.07%
Securities Lending Cash Investment LLC (l)(r)(u)	0.83%		5,277,239	5,277,767
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.43		35,731,501	35,731,501

Total Short-Term Investments (Cost $41,009,087)				41,009,268

Total investments in securities (Cost $299,776,218) *	100.45%	315,167,107
Other assets and liabilities, net	(0.45)	(1,402,363)

Total net assets	100.00%	$313,764,744

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $300,419,179 and unrealized gains (losses) consists of:

Gross unrealized gains	$25,993,973
Gross unrealized losses	(11,246,045)

Net unrealized gains	$14,747,928

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT International Equity Fund	Statement of assets and liabilities—December 31, 2016

Assets
Investments
In unaffiliated securities (including $5,093,783 of securities loaned), at value (cost $258,767,131)	$274,157,839
In affiliated securities, at value (cost $41,009,087)	41,009,268

Total investments, at value (cost $299,776,218)	315,167,107
Foreign currency, at value (cost $2,691,951)	2,446,120
Receivable for investments sold	1,261,089
Receivable for Fund shares sold	43,188
Receivable for dividends	1,083,045
Receivable for securities lending income	20,171
Unrealized gains on forward foreign currency contracts	675,880
Prepaid expenses and other assets	4,399

Total assets	320,700,999

Liabilities
Payable for Fund shares redeemed	145,818
Cash collateral due to broker	1,230,000
Payable upon receipt of securities loaned	5,277,530
Management fee payable	152,758
Distribution fee payable	65,101
Administration fees payable	22,644
Accrued expenses and other liabilities	42,404

Total liabilities	6,936,255

Total net assets	$313,764,744

NET ASSETS CONSIST OF
Paid-in capital	$299,904,634
Undistributed net investment income	8,685,137
Accumulated net realized losses on investments	(10,654,593)
Net unrealized gains on investments	15,829,566

Total net assets	$313,764,744

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$25,136,799
Shares outstanding – Class 1[1]	5,694,839
Net asset value per share – Class 1	$4.41
Net assets – Class 2	$288,627,945
Shares outstanding – Class 2[1]	64,932,730
Net asset value per share – Class 2	$4.45

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2016	Wells Fargo VT International Equity Fund	13

Investment income
Dividends (net of foreign withholding taxes of $708,711)	$9,629,158
Securities lending income, net	175,183
Income from affiliated securities	83,350

Total investment income	9,887,691

Expenses
Management fee	2,482,781
Administration fees
Class 1	20,399
Class 2	227,879
Distribution fee
Class 2	712,121
Custody and accounting fees	93,719
Professional fees	44,789
Shareholder report expenses	42,417
Trustees’ fees and expenses	21,977
Other fees and expenses	17,133

Total expenses	3,663,215
Less: Fee waivers and/or expense reimbursements	(809,695)

Net expenses	2,853,520

Net investment income	7,034,171

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(8,763,709)
Affiliated securities	56
Forward foreign currency contract transactions	2,481,648

Net realized losses on investments	(6,282,005)

Net change in unrealized gains (losses) on:
Unaffiliated securities	9,296,885
Affiliated securities	181
Forward foreign currency contract transactions	(134,167)

Net change in unrealized gains (losses) on investments	9,162,899

Net realized and unrealized gains (losses) on investments	2,880,894

Net increase in net assets resulting from operations	$9,915,065

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT International Equity Fund	Statement of changes in net assets

	Year ended December 31, 2016		Year ended December 31, 2015

Operations
Net investment income		$7,034,171		$6,247,038
Net realized gains (losses) on investments		(6,282,005)		30,216,711
Net change in unrealized gains (losses) on investments		9,162,899		(27,072,622)

Net increase in net assets resulting from operations		9,915,065		9,391,127

Distributions to shareholders from
Net investment income
Class 1		(793,355)		(1,411,647)
Class 2		(8,065,124)		(11,944,889)
Net realized gains
Class 1		(1,930,040)		0
Class 2		(21,828,958)		0

Total distributions to shareholders		(32,617,477)		(13,356,536)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	428,691	1,873,330	1,225,746	6,328,345
Class 2	3,816,908	16,773,542	4,763,141	24,649,508

		18,646,872		30,977,853

Reinvestment of distributions
Class 1	694,743	2,723,395	274,639	1,411,647
Class 2	7,549,011	29,894,082	2,310,423	11,944,889

		32,617,477		13,356,536

Payment for shares redeemed
Class 1	(1,710,735)	(7,542,633)	(1,838,812)	(9,547,629)
Class 2	(7,426,109)	(32,722,984)	(8,932,752)	(48,861,658)

		(40,265,617)		(58,409,287)

Net increase (decrease) in net assets resulting from capital share transactions		10,998,732		(14,074,898)

Total decrease in net assets		(11,703,680)		(18,040,307)

Net assets
Beginning of period		325,468,424		343,508,731

End of period		$313,764,744		$325,468,424

Undistributed net investment income		$8,685,137		$8,040,861

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT International Equity Fund	15

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2016	2015	2014	2013	2012
Net asset value, beginning of period	$4.82	$4.92	$5.48	$4.94	$4.77
Net investment income	0.11 [1]	0.11 [1]	0.18 [1]	0.12 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	(0.01)	0.02	(0.46)	0.82	0.45

Total from investment operations	0.10	0.13	(0.28)	0.94	0.58
Distributions to shareholders from
Net investment income	(0.15)	(0.23)	(0.16)	(0.13)	(0.08)
Net realized gains	(0.36)	0.00	(0.12)	(0.27)	(0.33)

Total distributions to shareholders	(0.51)	(0.23)	(0.28)	(0.40)	(0.41)
Net asset value, end of period	$4.41	$4.82	$4.92	$5.48	$4.94
Total return	3.25%	2.30%	(5.30)%	19.94%	13.68%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.95%	0.94%	0.95%	0.98%
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income	2.49%	2.04%	3.44%	2.36%	2.68%
Supplemental data
Portfolio turnover rate	77%	34%	39%	32%	140%
Net assets, end of period (000s omitted)	$25,137	$30,254	$32,599	$42,021	$43,089

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2016	2015	2014	2013	2012
Net asset value, beginning of period	$4.84	$4.95	$5.50	$4.96	$4.78
Net investment income	0.10	0.09 [1]	0.16	0.11 [1]	0.11
Net realized and unrealized gains (losses) on investments	0.00	0.01	(0.45)	0.82	0.47

Total from investment operations	0.10	0.10	(0.29)	0.93	0.58
Distributions to shareholders from
Net investment income	(0.13)	(0.21)	(0.14)	(0.12)	(0.07)
Net realized gains	(0.36)	0.00	(0.12)	(0.27)	(0.33)

Total distributions to shareholders	(0.49)	(0.21)	(0.26)	(0.39)	(0.40)
Net asset value, end of period	$4.45	$4.84	$4.95	$5.50	$4.96
Total return	3.30%	1.80%	(5.35)%	19.52%	13.48%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.20%	1.20%	1.20%	1.23%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	2.25%	1.77%	3.07%	2.08%	2.41%
Supplemental data
Portfolio turnover rate	77%	34%	39%	32%	140%
Net assets, end of period (000s omitted)	$288,628	$295,215	$310,909	$319,565	$296,705

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo VT International Equity Fund	17

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2016, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

18	Wells Fargo VT International Equity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending

Notes to financial statements	Wells Fargo VT International Equity Fund	19

Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to foreign currency transactions. At December 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$2,468,584	$(2,468,584)

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of December 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

No expiration
2017	Short-term
$1,334,528	$8,677,104

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

20	Wells Fargo VT International Equity Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Brazil	$491,575	$0	$0	$491,575
Canada	7,582,736	0	0	7,582,736
China	19,851,531	0	0	19,851,531
Denmark	2,759,271	0	0	2,759,271
France	9,968,408	0	0	9,968,408
Germany	42,517,403	0	0	42,517,403
Hong Kong	4,372,149	0	0	4,372,149
Italy	13,583,214	0	0	13,583,214
Japan	41,866,935	0	0	41,866,935
Netherlands	14,817,724	0	0	14,817,724
Norway	3,767,241	0	0	3,767,241
Russia	8,891,861	0	0	8,891,861
South Korea	14,125,323	0	0	14,125,323
Switzerland	20,409,792	0	0	20,409,792
United Kingdom	37,743,870	0	0	37,743,870
United States	22,503,497	0	0	22,503,497

Exchange-traded funds
United States	3,457,663	0	0	3,457,663

Participation notes
China	0	5,447,646	0	5,447,646

Short-term investments
Investment companies	35,731,501	0	0	35,731,501
Investments measured at net asset value*				5,277,767
	304,441,694	5,447,646	0	315,167,107
Forward foreign currency contracts	0	675,880	0	675,880
Total assets	$304,441,694	$6,123,526	$0	$315,842,987

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $5,277,767 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo VT International Equity Fund	21

Forward foreign currency contracts are reported at their unrealized gains at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. Fair value pricing that was used in pricing certain foreign securities at the previous period end was not used at December 31, 2016. As a result, common stocks valued at $194,174,538 were transferred from Level 2 to Level 1 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended December 31, 2016, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.69% for Class 1 shares and 0.94% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended December 31, 2016, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $112,578 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $4,468 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2016 were $220,275,791 and $246,769,466, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

22	Wells Fargo VT International Equity Fund	Notes to financial statements

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2016, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At December 31, 2016, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at December 31, 2016	In exchange for U.S. $	Unrealized gains
1/13/2017	Credit Suisse	4,000,000	EUR	$4,213,167	$4,453,920	$240,753
2/28/2017	Barclays	14,825,000	EUR	15,647,059	15,761,970	114,911
3/15/2017	Barclays	24,602,000	EUR	25,987,510	26,288,171	300,661
3/22/2017	Morgan Stanley	5,171,000	GBP	6,385,065	6,404,620	19,555

The Fund had average contract amounts of $4,630,400 and $46,111,787 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended December 31, 2016. As of December 31, 2016, the Fund had received $1,230,000 as cash collateral for open forward foreign currency contracts.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	Barclays	$415,572	*	$0	$(415,572)	$0
	Credit Suisse	240,753	*	0	(240,753)	0
	Morgan Stanley	19,555	*	0	(19,555)	0
*	Amount represents net unrealized gains.

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended December 31, 2016, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo VT International Equity Fund	23

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	Year ended December 31
	2016	2015
Ordinary income	$9,315,372	$13,356,536
Long-term capital gain	23,302,105	0

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$9,367,569	$14,510,725	$(10,011,632)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

24	Wells Fargo VT International Equity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo VT International Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo VT International Equity Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Other information (unaudited)	Wells Fargo VT International Equity Fund	25

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $23,302,105 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2016.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended December 31, 2016. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$574,738	$0.0081	75.68%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo VT International Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo VT International Equity Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen[3] (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managaers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Andrew Owen became President on January 1, 2017.

28	Wells Fargo VT International Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

300470 02-17 AVT3/AR149 12-16

Annual Report

December 31, 2016

Wells Fargo VT Omega Growth Fund

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The views expressed and any forward-looking statements are as of December 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Omega Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. small-, mid-, and large-cap stocks returned 21.31%, 13.80%, and 12.05% for the twelve-month period, respectively.

During the fourth quarter of 2016, the Fed hiked the short-term interest rate by 0.25% to reach a target range of 0.50% to 0.75%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo VT Omega Growth Fund for the 12-month period that ended December 31, 2016. The U.S. economy ticked up as the year progressed. As expected, the Federal Reserve (Fed) raised the federal funds rate in December by 0.25%. U.S. small-, mid-, and large-cap stocks returned 21.31%, 13.80%, and 12.05% for the twelve-month period, respectively, as measured by the Russell 2000® Index,1 the Russell Midcap® Index,2 and the Russell 1000® Index.3

U.S. stocks showed gains in 2016, primarily after the U.S. presidential election.

The year began with a precipitous drop in U.S. stocks in January as crude oil prices tumbled and concerns about China’s economy increased; a mostly steady trajectory continued in the U.S. stock market after that inflection point. However, stocks rose significantly immediately following the U.S. presidential election. The promise of pro-growth policies by the incoming administration—lower tax rates, less regulation, investments in infrastructure, better trade deals—set the momentum for this surge.

The types of companies leading the rally leaned toward ones that have done well in a rising-rate environment, such as banks, and businesses which have benefited from infrastructure spending and reduced regulations. Sectors that could be negatively affected by rising interest rates, such as utilities, delivered weaker results. Consumer confidence hit prerecession levels for the first time in November and increased again in December.

Stronger economic indicators drove U.S. monetary policy.

During the fourth quarter of 2016, the Fed hiked the short-term interest rate by 0.25% to reach a target range of 0.50% to 0.75%. This was the second rate increase in more than 10 years, with the Fed citing job gains and lower-than-expected unemployment of 4.6%, down 0.3% from October. The Fed confirmed the continuation of an accommodative monetary policy to support a stronger labor market and reiterated its long-term objective of a 2% inflation rate, which increased slightly during the quarter but fell short of the benchmark. The Fed expressed confidence in the economy’s progress during the quarter and expects this positive trajectory to continue. Both of these sentiments helped to bolster the Fed’s expectation of three additional rate increases during 2017.

U.S. economic data released during the fourth quarter showed that U.S. real gross domestic product increased at an annual rate of 3.5% in the third quarter, the largest increase since mid-2014. Business investment by U.S. companies was mixed, with a 12.0% increase in structures and 4.5% decrease in equipment over the prior quarter on an annualized basis. Consumer spending slowed somewhat from the prior quarter, but late-December estimates from retail-research firms suggest that sales growth during the 2016 holiday season may outpace that of recent years.

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Omega Growth Fund	3

Central banks continued with stimulus programs during 2016.

In January, the Bank of Japan put in place a negative interest rate and in September announced an interest-rate target for 10-year government bonds—keeping the yield at zero—as it struggled to accelerate economic growth. The eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In December, the ECB stated that it will extend its quantitative-easing program and continue purchasing eurozone corporate and government debt each month through December 2017. In June, voters in the U.K. approved a referendum to leave the European Union; the Bank of England lowered its interest rate in August to 0.25% and continued its quantitative-easing program.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969. We are available 24 hours a day, 7 days a week.

4	Wells Fargo VT Omega Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of December 31, 2016

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 1	3-6-1997	0.77	12.53	9.15	0.79	0.75
Class 2	7-31-2002	0.52	12.25	8.88	1.04	1.00
Russell 3000® Growth Index[3]	–	7.39	14.44	8.28	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Omega Growth Fund	5

Growth of $10,000 investment as of December 31, 2016[4]

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The manager has contractually committed through April 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[3]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[4]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance does not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo VT Omega Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended December 31, 2016.

∎	Stock selection in the information technology (IT) and industrials sectors detracted from the Fund’s results.

∎	Stock selection in the health care and financials sectors aided relative performance.

Three distinct environments were visible within the U.S. stock market in 2016.

The year began with a decidedly risk-averse tone to the market as investor concern mounted over the economic slowdown in China and the potential effectiveness of the Chinese government’s response. The continued weakness in commodity prices and the ultimate path of U.S. monetary policy also weighed on investors’ risk tolerance. These factors combined to send the yield on the U.S. 10-year Treasury to near-record lows while $10 trillion in worldwide sovereign debt traded at negative yields. Not surprisingly, stock-market leadership during this period was centered on defensive stocks and those seen as bond proxies (those that pay dividends and those viewed as relatively less volatile).

The tone of the market changed abruptly, however, in mid-February as investors began to look past the issues described above. China began to show signs of stabilization, commodities recovered, and corporate earnings were better than feared. This environment, which lasted through the summer and well into the fall, was marked by a closer relationship between company-specific fundamentals and stock-price movements.

The final stock-market environment of 2016 was triggered by the presidential-election results. The market did not appear to foresee a Trump victory, and the outcome sparked a rapid recalibration of expectations for many economic variables. Aided by Republican majorities in both branches of Congress, the new political regime caused investors’ focus to shift dramatically toward the prospects for pro-growth policies. After years of subpar U.S. economic growth, the combination of potentially lower taxes, fewer regulations, and enhanced fiscal stimulus appeared to produce a sense of euphoria among investors. The election led to a significant change in the outlooks for inflation, economic growth, monetary policy, and interest rates. Within the stock market, the election was the catalyst for returning to a risk-on environment. Lower-quality, more cyclically exposed stocks assumed a market leadership position while higher-quality stocks with more visible and sustainable earnings and cash flow lagged.

Ten largest holdings (%) as of December 31, 2016[5]
Amazon.com Incorporated	5.03
Alphabet Incorporated Class A	3.52
Visa Incorporated Class A	3.24
UnitedHealth Group Incorporated	3.05
Waste Connections Incorporated	2.85
The Home Depot Incorporated	2.73
Alphabet Incorporated Class C	2.53
Microsoft Corporation	2.52
Intercontinental Exchange Incorporated	2.47
Celgene Corporation	2.35

Portfolio construction is focused on three types of growth companies.

We believe that, in any market environment, a portfolio’s construction must balance risk and return. We strive to provide this balance through a portfolio composed of three distinct types of growth companies. Core growth holdings (typically 40%–50% of assets) are companies that we believe have stable growth records, proven management teams, and relatively low volatility. Developing situations (typically 40%–50% of assets) are firms we believe are entering a period of accelerated growth driven by a new product, business plan, or management team. The remainder of the portfolio (typically 5%–10% of assets) is dedicated to valuation opportunities—holdings we believe carry above-average growth potential and relatively high volatility. Our conviction level drives each stock’s relative weight in the portfolio. This direct relationship helps us position our highest-conviction ideas to potentially make a significant impact on performance.

Stock selection in the IT and industrials sectors weighed on the Fund’s relative performance.

Within the IT sector, specific weakness was visible in the software industry as company-specific issues and concerns over enterprise spending pressured portfolio holdings. Early in 2016, Tableau Software Incorporated*, a data-visualization

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Omega Growth Fund	7

software company, reported disappointing quarterly results driven by an unexpected decline in licensing revenue. As a result, shares of Tableau declined sharply. Further weighing on the stock were concerns regarding increased competition and the company’s ability to transition its business model to large enterprise-level customers.

Within the industrials sector, growing uncertainty derailed the outlook for Kansas City Southern. Given that roughly 30% of the railroad operator’s revenues are tied to cross-border shipping, the results of the presidential election caused uncertainty around the company’s intermediate-term growth opportunities. Possible changes to trade agreements such as NAFTA and the potential for increased tariff rates on U.S.-Mexico trade produced considerable investor concern. Additionally, the potential benefits of corporate-tax reform for Kansas City Southern are less than those of its railroad peers. As a result, many investors sold their Kansas City Southern holdings to fund the purchase of other transportation companies. These factors led shares to decline late in 2016.

Stock selection in the health care and financials sectors proved additive to annual returns.

After weighing on returns in 2015, stock selection in the health care sector proved to be the largest contributor to relative returns in 2016. UnitedHealth Group Incorporated is a prime example of why this was the case. UnitedHealth, the largest managed-care company, reported results that were above consensus expectations and raised earnings guidance during 2016. The company has been benefiting on several fronts as its steady revenue growth is the result of both growth in members—especially in Medicare Advantage and Medicaid plans—and increasing prices. United’s Optum division, which handles pharmacy benefits and health services, continues to be its fastest-growing asset.

Within the financials sector, the shares of SLM Corporation (also known as SALLIE MAE) surged on investor optimism over potential deregulation and corporate-tax reform. SALLIE MAE, the nation’s largest private student-loan originator, enjoys a dominant market share driven by its long history with many colleges and universities. Given rising enrollment and tuition trends, we believe the student loan market, and SALLIE MAE specifically, represent a strong secular-growth opportunity. SALLIE MAE shares have soared since the presidential election as uncertainty over additional government regulation of the student-loan industry likely may be off the table. Also, investors became more confident that the company may benefit from a corporate-tax cut from its current tax rate of approximately 40%.

Sector distribution as of December 31, 2016[6]

We look forward to 2017.

A return to a slower-growth sentiment could be favorable for our investing style. We have thrived when stock prices have been driven by earnings and have struggled when stock movements have been largely dictated by macroeconomic data. As investors recognize that the U.S. economy, though healthy, may not be imminently accelerating, capital likely may rotate back toward a growth leadership. In that environment, the scarcity premium of companies with secular growth, which has been out of favor since the election, may again be a key factor driving stock prices. Many high-quality companies with superior earnings growth have been left behind in the postelection market rally. For example, the fastest-growing companies within the software industry, with excellent future prospects, were among the biggest laggards in 2016. These types of companies potentially are like beach balls being held underwater; once the macro pressures ease up, they float back to the top. We remain upbeat about the Fund’s portfolio as it has what we view as an attractive combination: durable fundamentals, reasonable valuations, and the ability to potentially grow earnings through various economic scenarios. This could be a favorable set-up going into 2017.

Please see footnotes on page 5.

8	Wells Fargo VT Omega Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2016	Ending account value 12-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,031.12	$3.83	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81	0.75%
Class 2
Actual	$1,000.00	$1,029.85	$5.10	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2016	Wells Fargo VT Omega Growth Fund	9

Security name	Shares	Value

Common Stocks: 98.73%

Consumer Discretionary: 19.35%

Hotels, Restaurants & Leisure: 6.62%
Six Flags Entertainment Corporation	18,300	$1,097,268
Starbucks Corporation	23,900	1,326,928
Vail Resorts Incorporated	6,400	1,032,384
Wingstop Incorporated «	19,436	575,111
Yum! Brands Incorporated	15,900	1,006,947

		5,038,638

Internet & Direct Marketing Retail: 5.03%
Amazon.com Incorporated †	5,100	3,824,337

Media: 3.72%
Charter Communications Incorporated Class A †	5,700	1,641,144
Cinemark Holdings Incorporated	30,899	1,185,286

		2,826,430

Specialty Retail: 3.98%
O’Reilly Automotive Incorporated †	3,400	946,594
The Home Depot Incorporated	15,500	2,078,240

		3,024,834

Consumer Staples: 4.44%

Beverages: 2.87%
Constellation Brands Incorporated Class A	7,160	1,097,700
Monster Beverage Corporation †	24,500	1,086,330

		2,184,030

Tobacco: 1.57%
Reynolds American Incorporated	21,300	1,193,652

Financials: 6.87%

Capital Markets: 4.84%
Intercontinental Exchange Incorporated	33,300	1,878,786
Raymond James Financial Incorporated	13,106	907,853
SEI Investments Company	18,100	893,416

		3,680,055

Consumer Finance: 1.28%
SLM Corporation †	88,500	975,270

Thrifts & Mortgage Finance: 0.75%
Radian Group Incorporated	31,800	571,764

Health Care: 14.27%

Biotechnology: 2.35%
Celgene Corporation †	15,466	1,790,190

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Omega Growth Fund	Portfolio of investments—December 31, 2016

Security name	Shares	Value

Health Care Equipment & Supplies: 4.86%
Baxter International Incorporated	20,100	$891,234
DexCom Incorporated †	10,205	609,239
Integra LifeSciences Holdings Corporation †	15,000	1,286,850
Intuitive Surgical Incorporated †	1,434	909,400

		3,696,723

Health Care Providers & Services: 7.06%
Amedisys Incorporated †	19,166	817,047
Surgical Care Affiliates Incorporated †	20,277	938,217
UnitedHealth Group Incorporated	14,500	2,320,580
VCA Incorporated †	18,800	1,290,620

		5,366,464

Industrials: 13.31%

Aerospace & Defense: 0.89%
Orbital ATK Incorporated	7,700	675,521

Airlines: 0.76%
Spirit Airlines Incorporated †	10,000	578,600

Building Products: 1.54%
Johnson Controls International plc	28,446	1,171,691

Commercial Services & Supplies: 4.01%
KAR Auction Services Incorporated	20,600	877,972
Waste Connections Incorporated	27,600	2,169,084

		3,047,056

Electrical Equipment: 1.03%
Acuity Brands Incorporated	3,400	784,924

Industrial Conglomerates: 1.29%
Carlisle Companies Incorporated	8,900	981,581

Professional Services: 1.15%
TransUnion †	28,200	872,226

Road & Rail: 1.03%
Kansas City Southern	9,200	780,620

Trading Companies & Distributors: 1.61%
HD Supply Holdings Incorporated †	28,908	1,228,879

Information Technology: 34.98%

Communications Equipment: 1.51%
Harris Corporation	11,200	1,147,664

Internet Software & Services: 10.64%
Alphabet Incorporated Class A †	3,380	2,678,481
Alphabet Incorporated Class C †	2,489	1,921,060

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Omega Growth Fund	11

Security name		Shares	Value

Internet Software & Services (continued)
CoStar Group Incorporated †		4,100	$772,809
Facebook Incorporated Class A †		15,005	1,726,325
Tencent Holdings Limited ADR		41,200	997,864

			8,096,539

IT Services: 10.01%
Acxiom Corporation †		36,314	973,215
EPAM Systems Incorporated †		12,515	804,840
Fidelity National Information Services Incorporated		11,300	854,732
PayPal Holdings Incorporated †		32,400	1,278,828
Visa Incorporated Class A		31,544	2,461,063
WEX Incorporated †		11,143	1,243,559

			7,616,237

Semiconductors & Semiconductor Equipment: 1.58%
Broadcom Limited		6,800	1,202,036

Software: 11.24%
Adobe Systems Incorporated †		10,600	1,091,270
Microsoft Corporation		30,800	1,913,912
Nintendo Company Limited «		31,600	820,020
Salesforce.com Incorporated †		14,800	1,013,208
ServiceNow Incorporated †		7,650	568,701
Symantec Corporation		51,400	1,227,946
Take-Two Interactive Software Incorporated †		23,600	1,163,244
Ultimate Software Group Incorporated †		4,100	747,635

			8,545,936

Materials: 4.29%

Chemicals: 1.17%
The Sherwin-Williams Company		3,300	886,842

Construction Materials: 1.45%
Vulcan Materials Company		8,800	1,101,320

Containers & Packaging: 1.67%
Berry Plastics Group Incorporated †		26,100	1,271,853

Real Estate: 1.22%

Real Estate Management & Development: 1.22%
CBRE Group Incorporated Class A †		29,400	925,803

Total Common Stocks (Cost $61,250,316)			75,087,715

	Yield
Short-Term Investments: 3.18%

Investment Companies: 3.18%
Securities Lending Cash Investment LLC (l)(r)(u)	0.83%	1,178,682	1,178,800
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.43	1,242,926	1,242,926

Total Short-Term Investments (Cost $2,421,726)			2,421,726

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Omega Growth Fund	Portfolio of investments—December 31, 2016

		Value
Total investments in securities (Cost $63,672,042) *	101.91%	$77,509,441
Other assets and liabilities, net	(1.91)	(1,452,440)

Total net assets	100.00%	$76,057,001

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $63,789,363 and unrealized gains (losses) consists of:

Gross unrealized gains	$14,966,539
Gross unrealized losses	(1,246,461)

Net unrealized gains	$13,720,078

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2016	Wells Fargo VT Omega Growth Fund	13

Assets
Investments
In unaffiliated securities (including $1,151,984 of securities loaned), at value (cost $61,250,316)	$75,087,715
In affiliated securities, at value (cost $2,421,726)	2,421,726

Total investments, at value (cost $63,672,042)	77,509,441
Receivable for investments sold	532,834
Receivable for Fund shares sold	22,714
Receivable for dividends	43,785
Receivable for securities lending income	498
Prepaid expenses and other assets	2,275

Total assets	78,111,547

Liabilities
Payable for investments purchased	691,526
Payable for Fund shares redeemed	111,544
Payable upon receipt of securities loaned	1,178,800
Management fee payable	35,879
Distribution fee payable	9,756
Administration fees payable	5,561
Accrued expenses and other liabilities	21,480

Total liabilities	2,054,546

Total net assets	$76,057,001

NET ASSETS CONSIST OF
Paid-in capital	$59,838,535
Undistributed net investment income	93,586
Accumulated net realized gains on investments	2,287,481
Net unrealized gains on investments	13,837,399

Total net assets	$76,057,001

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$33,373,465
Shares outstanding – Class 1[1]	1,503,094
Net asset value per share – Class 1	$22.20
Net assets – Class 2	$42,683,536
Shares outstanding – Class 2[1]	1,996,427
Net asset value per share – Class 2	$21.38

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Omega Growth Fund	Statement of operations—year ended December 31, 2016

Investment income
Dividends (net of foreign withholding taxes of $2,807)	$796,793
Securities lending income, net	4,360
Income from affiliated securities	3,942

Total investment income	805,095

Expenses
Management fee	479,337
Administration fees
Class 1	28,464
Class 2	35,448
Distribution fee
Class 2	110,774
Custody and accounting fees	18,810
Professional fees	51,926
Shareholder report expenses	14,621
Trustees’ fees and expenses	23,406
Other fees and expenses	4,664

Total expenses	767,450
Less: Fee waivers and/or expense reimbursements	(57,505)

Net expenses	709,945

Net investment income	95,150

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	4,552,241
Net change in unrealized gains (losses) on investments	(4,610,891)

Net realized and unrealized gains (losses) on investments	(58,650)

Net increase in net assets resulting from operations	$36,500

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo VT Omega Growth Fund	15

	Year ended December 31, 2016		Year ended December 31, 2015

Operations
Net investment income (loss)		$95,150		$(244,546)
Net realized gains on investments		4,552,241		6,494,195
Net change in unrealized gains (losses) on investments		(4,610,891)		(4,579,099)

Net increase in net assets resulting from operations		36,500		1,670,550

Distributions to shareholders from
Net realized gains
Class 1		(1,928,811)		(7,419,706)
Class 2		(2,495,195)		(9,347,294)

Total distributions to shareholders		(4,424,006)		(16,767,000)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	88,558	1,932,932	72,950	1,869,588
Class 2	73,250	1,553,214	123,489	3,149,327

		3,486,146		5,018,915

Reinvestment of distributions
Class 1	89,214	1,928,811	315,732	7,419,706
Class 2	119,674	2,495,195	410,690	9,347,294

		4,424,006		16,767,000

Payment for shares redeemed
Class 1	(406,707)	(8,978,003)	(368,743)	(9,447,612)
Class 2	(413,059)	(8,813,207)	(513,389)	(13,161,588)

		(17,791,210)		(22,609,200)

Net decrease in net assets resulting from capital share transactions		(9,881,058)		(823,285)

Total decrease in net assets		(14,268,564)		(15,919,735)

Net assets
Beginning of period		90,325,565		106,245,300

End of period		$76,057,001		$90,325,565

Undistributed (accumulated) net investment income (loss)		$93,586		$(1,564)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2016	2015	2014	2013	2012
Net asset value, beginning of period	$23.30	$27.57	$32.78	$25.56	$22.78
Net investment income (loss)	0.10	(0.03)	(0.03)	(0.01)	0.11
Net realized and unrealized gains (losses) on investments	0.05	0.52	1.22	9.81	4.43

Total from investment operations	0.15	0.49	1.19	9.80	4.54
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.12)	0.00
Net realized gains	(1.25)	(4.76)	(6.40)	(2.46)	(1.76)

Total distributions to shareholders	(1.25)	(4.76)	(6.40)	(2.58)	(1.76)
Net asset value, end of period	$22.20	$23.30	$27.57	$32.78	$25.56
Total return	0.77%	1.62%	4.09%	40.22%	20.76%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.79%	0.75%	0.79%	0.80%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	0.26%	(0.11)%	(0.10)%	(0.12)%	0.40%
Supplemental data
Portfolio turnover rate	90%	101%	88%	95%	93%
Net assets, end of period (000s omitted)	$33,373	$40,362	$47,210	$55,867	$47,842

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Omega Growth Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.54	$26.89	$32.19	$25.13	$22.48
Net investment income (loss)	0.00 [1,2]	(0.09)	(0.10)	(0.12)	0.02
Net realized and unrealized gains (losses) on investments	0.09	0.50	1.20	9.68	4.39

Total from investment operations	0.09	0.41	1.10	9.56	4.41
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.04)	0.00
Net realized gains	(1.25)	(4.76)	(6.40)	(2.46)	(1.76)

Total distributions to shareholders	(1.25)	(4.76)	(6.40)	(2.50)	(1.76)
Net asset value, end of period	$21.38	$22.54	$26.89	$32.19	$25.13
Total return	0.52%	1.34%	3.86%	39.88%	20.39%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.04%	1.00%	1.04%	1.05%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.01%	(0.36)%	(0.35)%	(0.37)%	0.12%
Supplemental data
Portfolio turnover rate	90%	101%	88%	95%	93%
Net assets, end of period (000s omitted)	$42,684	$49,963	$59,035	$68,658	$62,599

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Omega Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo VT Omega Growth Fund	19

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2016, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $162,398 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	Wells Fargo VT Omega Growth Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$14,714,239	$0	$0	$14,714,239
Consumer staples	3,377,682	0	0	3,377,682
Financials	5,227,089	0	0	5,227,089
Health care	10,853,377	0	0	10,853,377
Industrials	10,121,098	0	0	10,121,098
Information technology	26,608,412	0	0	26,608,412
Materials	3,260,015	0	0	3,260,015
Real estate	925,803	0	0	925,803

Short-term investments
Investment companies	1,242,926	0	0	1,242,926
Investments measured at net asset value*				1,178,800
Total assets	$76,330,641	$0	$0	$77,509,441
*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $1,178,800 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At December 31, 2016 common stocks with a market value of $997,864 were transferred from Level 2 to Level 1 because of an increase in the market activity of these securities. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.60% and declining to 0.43% as the average daily net assets of the Fund increase. For the year ended December 31, 2016, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Notes to financial statements	Wells Fargo VT Omega Growth Fund	21

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended December 31, 2016, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $6,552 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $4,699 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2016 were $72,469,015 and $86,327,322, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended December 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	Year ended December 31
	2016	2015
Ordinary income	$0	$819,439
Long-term capital gain	4,424,006	15,947,561

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$95,107	$2,567,201	$13,720,078	$(162,398)

22	Wells Fargo VT Omega Growth Fund	Notes to financial statements

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo VT Omega Growth Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo VT Omega Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo VT Omega Growth Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

24	Wells Fargo VT Omega Growth Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $4,424,006 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo VT Omega Growth Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

26	Wells Fargo VT Omega Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen[3] (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managaers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Andrew Owen became President on January 1, 2017.

List of abbreviations	Wells Fargo VT Omega Growth Fund	27

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

300471 02-17 AVT5/AR151 12-16

Annual Report

December 31, 2016

Wells Fargo VT Opportunity Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Opportunity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. small-, mid-, and large-cap stocks returned 21.31%, 13.80%, and 12.05% for the twelve-month period, respectively.

During the fourth quarter of 2016, the Fed hiked the short-term interest rate by 0.25% to reach a target range of 0.50% to 0.75%.

Dear Valued Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo VT Opportunity Fund for the 12-month period that ended December 31, 2016. The U.S. economy ticked up as the year progressed. As expected, the Federal Reserve (Fed) raised the federal funds rate in December by 0.25%. U.S. small-, mid-, and large-cap stocks returned 21.31%, 13.80%, and 12.05% for the twelve-month period, respectively, as measured by the Russell 2000® Index,1 the Russell Midcap® Index,2 and the Russell 1000® Index.3

U.S. stocks showed gains in 2016, primarily after the U.S. presidential election.

The year began with a precipitous drop in U.S. stocks in January as crude oil prices tumbled and concerns about China’s economy increased; a mostly steady trajectory continued in the U.S. stock market after that inflection point. However, stocks rose significantly immediately following the U.S. presidential election. The promise of pro-growth policies by the incoming administration—lower tax rates, less regulation, investments in infrastructure, better trade deals—set the momentum for this surge.

The types of companies leading the rally leaned toward ones that have done well in a rising-rate environment, such as banks, and businesses which have benefited from infrastructure spending and reduced regulations. Sectors that could be negatively affected by rising interest rates, such as utilities, delivered weaker results. Consumer confidence hit prerecession levels for the first time in November and increased again in December.

Stronger economic indicators drove U.S. monetary policy.

During the fourth quarter of 2016, the Fed hiked the short-term interest rate by 0.25% to reach a target range of 0.50% to 0.75%. This was the second rate increase in more than 10 years, with the Fed citing job gains and lower-than-expected unemployment of 4.6%, down 0.3% from October. The Fed confirmed the continuation of an accommodative monetary policy to support a stronger labor market and reiterated its long-term objective of a 2% inflation rate, which increased slightly during the quarter but fell short of the benchmark. The Fed expressed confidence in the economy’s progress during the quarter and expects this positive trajectory to continue. Both of these sentiments helped to bolster the Fed’s expectation of three additional rate increases during 2017.

U.S. economic data released during the fourth quarter showed that U.S. real gross domestic product increased at an annual rate of 3.5% in the third quarter, the largest increase since mid-2014. Business investment by U.S. companies was mixed, with a 12.0% increase in structures and 4.5% decrease in equipment over the prior quarter on an annualized basis. Consumer spending slowed somewhat from the prior quarter, but late-December estimates from retail-research firms suggest that sales growth during the 2016 holiday season may outpace that of recent years.

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Opportunity Fund	3

Central banks continued with stimulus programs during 2016.

In January, the Bank of Japan put in place a negative interest rate and in September announced an interest-rate target for 10-year government bonds—keeping the yield at zero—as it struggled to accelerate economic growth. The eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In December, the ECB stated that it will extend its quantitative-easing program and continue purchasing eurozone corporate and government debt each month through December 2017. In June, voters in the U.K. approved a referendum to leave the European Union; the Bank of England lowered its interest rate in August to 0.25% and continued its quantitative-easing program.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969. We are available 24 hours a day, 7 days a week.

4	Wells Fargo VT Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Ann M. Miletti

Average annual total returns (%) as of December 31, 20161

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	8-26-2011	12.52	12.92	7.33	0.84	0.75
Class 2	5-8-1992	12.23	12.64	7.18	1.09	1.00
Russell 3000® Index[4]	–	12.74	14.67	7.07	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Opportunity Fund	5

Growth of $10,000 investment as of December 31, 2016[5]

[1]	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through April 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance does not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT Opportunity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended December 31, 2016.

∎	The Fund’s holdings within the information technology (IT), industrials, and financials sectors detracted the most from performance for the period.

∎	Stock selection in the health care, consumer discretionary, and energy sectors provided the top contributions to Fund performance for the period

Amid the tumult, 2016 was a banner year for many markets. The broad U.S. stock market, represented by the Russell 3000® Index, declined at the beginning of the year, hitting a low in mid-February. However, the index proceeded to record gains every quarter for the rest of the year, overcoming temporary dips related to specific events. The Russell 3000® Index hit new all-time highs and ended up 12.74% for the year. Energy, telecommunication services, and financials were the best-performing sectors in the index while health care was the only sector with a negative return. Market performance in 2016 tended to be skewed toward value and small-cap stocks. It has been three years since small-cap stocks outperformed large caps and four years since value stocks outperformed growth stocks.

A number of factors affected the U.S stock market during 2016, including energy prices, monetary policy, exchange rates, emerging economies, and geopolitical events. Crude-oil prices fell to their lowest point in a decade in mid-February but ended the year up 45% in the biggest annual increase since the financial crisis. This bolstered energy stocks as well as many commodity- and energy-related industries. At the end of the first quarter of 2016, the U.S. Federal Reserve (Fed) signaled that global uncertainty justified a slower path of interest-rate increases. Then, in December 2016, the Fed raised rates by 0.25% for the first time in a year and for only the second time since the financial crisis. The market was temporarily disrupted at the end of June when the U.K. voted to leave the European Union. Also, fears that China’s economic growth would materially slow down receded as the year rolled on. Meanwhile, the U.S. dollar rose against most major currencies during the period. In November, Donald Trump won the U.S. presidential election, and the Republican Party maintained control of the U.S. House of Representatives as well as the U.S. Senate. The market generally rose from the November elections through the end of the reporting period, and sectors such as financials and industrials, which are expected to potentially benefit from pro-growth policies under the Trump administration, gained the most. The U.S. economy remained resilient during the reporting period, contributing to 10 straight quarters of growth in gross domestic product, and continued to experience favorable trends in employment, wages, disposable income, and housing.

In this environment and with the expectation of tighter U.S. monetary policy to come, we continued to seek well-positioned companies—those with good business models, strong management teams, and healthy cash flows—trading at attractive discounts to their private market values (PMVs). The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity.

Fund performance was negatively affected by stock selection in the IT, industrials, and financials sectors.

Overall, the Fund’s IT, industrials, and financials holdings did not keep pace with their respective sectors within the Russell 3000® Index. In the IT sector, Alliance Data Systems Corporation and Red Hat, Incorporated, detracted the most from performance. Alliance Data Systems, which offers marketing and customer-loyalty solutions, underperformed due to missed revenue targets and fear over the impact of a possible negative shift in the credit cycle. Red Hat, which provides open-source software solutions, was negatively affected by disappointing revenue results and future billing estimates. In the industrials sector, car-rental company Hertz Global Holdings, Incorporated, detracted the most from performance. Hertz has been under pressure for some time from the financial impacts of increased depreciation of its fleet and high leverage on its balance sheet. Within the financials sector, holdings in the insurance industry, including Willis Towers Watson plc, detracted from performance.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Opportunity Fund	7

Ten largest holdings (%) as of December 31, 2016[6]
Apple Incorporated	2.90
Johnson Controls International plc	2.70
Alphabet Incorporated Class C	2.57
PNC Financial Services Group Incorporated	2.22
Bio-Rad Laboratories Incorporated Class A	2.19
American International Group Incorporated	1.95
Webster Financial Corporation	1.92
Twenty-First Century Fox Incorporated Class B	1.84
Chubb Limited	1.81
Starbucks Corporation	1.75

Holdings within the health care, consumer discretionary, and energy sectors contributed to the Fund’s performance.

The Fund’s health care holdings outperformed the benchmark due to stock selection in the life sciences industry and an underweight to the biotechnology and pharmaceutical industries as they underwent corrections. Bio-Rad Laboratories Incorporated was the Fund’s best-performing company in this sector. In the consumer discretionary sector, holdings in the specialty and multiline retail industries outperformed the benchmark index. Dick’s Sporting Goods, Incorporated; Macy’s, Incorporated; and Nordstrom, Incorporated, were pressured in 2015, and timely exits from those positions as they recovered in 2016 aided performance. The Fund’s overweight to the energy sector—the index’s top-performing sector for the period—as well as a notable emphasis on exploration and production (E&P) holdings aided relative performance. The Fund contains some of the higher-quality E&P companies as defined by strong balance sheets, experienced management teams, and low-cost producers in the richest shale zones of the Permian Basin.

Sector distribution as of December 31, 2016[7]

Our methodology includes buying stocks at a discount to their estimated PMVs and selling stocks as they approach or exceed 80% of their PMVs. Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. In recent years, our process has led to Fund overweights to the IT and industrials sectors and underweights to utilities and real estate (due to lower exposure to real estate investment trusts). Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis. Our proprietary database of company acquisitions across industries, sectors, and time frames enables us to maintain a steady foundation for assessing the PMVs of companies compared with their public-market stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMVs.

The generally improving U.S. economic data and postelection optimism for a pro-business environment caused the stock market to surge at year end. This environment may create investment opportunities for us in 2017. In our view, companies with attractive stock prices relative to their PMVs could be identified by our process, which may allow us to add value through our unique, bottom-up research.

Please see footnotes on page 5.

8	Wells Fargo VT Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2016	Ending account value 12-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,093.70	$3.95	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.36	$3.81	0.75%
Class 2
Actual	$1,000.00	$1,092.20	$5.26	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2016	Wells Fargo VT Opportunity Fund	9

Security name	Shares	Value

Common Stocks: 98.63%

Consumer Discretionary: 11.75%

Hotels, Restaurants & Leisure: 2.98%
Royal Caribbean Cruises Limited	28,857	$2,367,428
Starbucks Corporation	60,378	3,352,187

		5,719,615

Media: 3.55%
Comcast Corporation Class A	47,346	3,269,241
Twenty-First Century Fox Incorporated Class B	129,692	3,534,107

		6,803,348

Multiline Retail: 2.84%
Dollar General Corporation	41,472	3,071,831
Target Corporation	32,951	2,380,051

		5,451,882

Specialty Retail: 1.33%
Lowe’s Companies Incorporated	35,874	2,551,359

Textiles, Apparel & Luxury Goods: 1.05%
Ralph Lauren Corporation	22,365	2,020,007

Consumer Staples: 6.20%

Food & Staples Retailing: 1.70%
The Kroger Company	94,192	3,250,566

Food Products: 2.13%
Mead Johnson Nutrition Company	27,952	1,977,884
The Hershey Company	20,417	2,111,730

		4,089,614

Household Products: 1.03%
Church & Dwight Company Incorporated	44,650	1,973,084

Personal Products: 1.34%
The Estee Lauder Companies Incorporated Class A	33,621	2,571,670

Energy: 8.75%

Energy Equipment & Services: 2.02%
Halliburton Company	47,183	2,552,128
Weatherford International plc †	263,631	1,315,519

		3,867,647

Oil, Gas & Consumable Fuels: 6.73%
Concho Resources Incorporated †	13,520	1,792,751
EOG Resources Incorporated	28,489	2,880,238
Newfield Exploration Company †	47,503	1,923,872
Pioneer Natural Resources Company	13,187	2,374,583

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Opportunity Fund	Portfolio of investments—December 31, 2016

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Range Resources Corporation	43,941	$1,509,813
RSP Permian Incorporated †	54,613	2,436,832

		12,918,089

Financials: 17.14%

Banks: 7.08%
Bank of the Ozarks Incorporated	48,113	2,530,263
KeyCorp	171,224	3,128,262
PNC Financial Services Group Incorporated	36,397	4,256,993
Webster Financial Corporation	67,738	3,676,819

		13,592,337

Capital Markets: 2.34%
E*TRADE Financial Corporation †	46,917	1,625,674
TD Ameritrade Holding Corporation	65,554	2,858,154

		4,483,828

Insurance: 7.72%
American International Group Incorporated	57,353	3,745,724
Aon plc	24,151	2,693,561
Chubb Limited	26,252	3,468,414
The Progressive Corporation	75,563	2,682,487
Willis Towers Watson plc	18,102	2,213,513

		14,803,699

Health Care: 12.67%

Biotechnology: 0.44%
Alexion Pharmaceuticals Incorporated †	6,829	835,528

Health Care Equipment & Supplies: 2.47%
Medtronic plc	44,950	3,201,789
Zimmer Biomet Holdings Incorporated	14,970	1,544,904

		4,746,693

Health Care Providers & Services: 1.98%
Cigna Corporation	17,552	2,341,261
Patterson Companies Incorporated «	35,560	1,459,027

		3,800,288

Life Sciences Tools & Services: 4.91%
Agilent Technologies Incorporated	57,414	2,615,782
Bio-Rad Laboratories Incorporated Class A †	23,067	4,204,653
Thermo Fisher Scientific Incorporated	18,389	2,594,688

		9,415,123

Pharmaceuticals: 2.87%
Merck & Company Incorporated	51,820	3,050,643
Novartis AG ADR	33,657	2,451,576

		5,502,219

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Opportunity Fund	11

Security name	Shares	Value

Industrials: 14.01%

Aerospace & Defense: 2.02%
BWX Technologies Incorporated	48,533	$1,926,760
Lockheed Martin Corporation	7,799	1,949,282

		3,876,042

Airlines: 1.47%
United Continental Holdings Incorporated †	38,826	2,829,639

Building Products: 2.70%
Johnson Controls International plc	125,621	5,174,329

Commercial Services & Supplies: 1.59%
Republic Services Incorporated	53,544	3,054,685

Electrical Equipment: 2.51%
Babcock & Wilcox Enterprises Incorporated †	108,413	1,798,572
Eaton Corporation plc	44,976	3,017,440

		4,816,012

Machinery: 1.28%
Colfax Corporation †	68,196	2,450,282

Road & Rail: 2.44%
Canadian Pacific Railway Limited	7,737	1,104,611
Hertz Global Holdings Incorporated	53,307	1,149,299
J.B. Hunt Transport Services Incorporated	24,922	2,419,179

		4,673,089

Information Technology: 22.88%

Electronic Equipment, Instruments & Components: 3.04%
Amphenol Corporation Class A	39,384	2,646,605
TE Connectivity Limited	45,992	3,186,326

		5,832,931

Internet Software & Services: 3.83%
Alphabet Incorporated Class C †	6,388	4,930,386
Facebook Incorporated Class A †	21,088	2,426,174

		7,356,560

IT Services: 4.50%
Alliance Data Systems Corporation	11,514	2,630,949
Fidelity National Information Services Incorporated	35,981	2,721,603
MasterCard Incorporated Class A	31,683	3,271,270

		8,623,822

Semiconductors & Semiconductor Equipment: 2.97%
Broadcom Limited	17,063	3,016,227
Texas Instruments Incorporated	36,751	2,681,720

		5,697,947

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Opportunity Fund	Portfolio of investments—December 31, 2016

Security name		Shares	Value

Software: 5.65%
Check Point Software Technologies Limited †		29,802	$2,517,077
Oracle Corporation		67,344	2,589,377
Red Hat Incorporated †		40,965	2,855,261
Salesforce.com Incorporated †		41,940	2,871,212

			10,832,927

Technology Hardware, Storage & Peripherals: 2.89%
Apple Incorporated		47,954	5,554,030

Materials: 3.73%

Chemicals: 1.54%
The Sherwin-Williams Company		10,984	2,951,840

Containers & Packaging: 1.12%
Crown Holdings Incorporated †		40,961	2,153,320

Metals & Mining: 1.07%
Steel Dynamics Incorporated		57,418	2,042,932

Real Estate: 1.50%

Equity REITs: 1.50%
American Tower Corporation		27,192	2,873,652

Total Common Stocks (Cost $154,562,292)			189,190,635

	Yield
Short-Term Investments: 2.62%

Investment Companies: 2.62%
Securities Lending Cash Investment LLC (l)(r)(u)	0.83%	1,415,259	1,415,400
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.43	3,604,061	3,604,061

Total Short-Term Investments (Cost $5,019,461)			5,019,461

Total investments in securities (Cost $159,581,753) *	101.25%	194,210,096
Other assets and liabilities, net	(1.25)	(2,391,831)

Total net assets	100.00%	$191,818,265

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $160,540,343 and unrealized gains (losses) consists of:

Gross unrealized gains	$39,660,094
Gross unrealized losses	(5,990,341)

Net unrealized gains	$33,669,753

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2016	Wells Fargo VT Opportunity Fund	13

Assets
Investments
In unaffiliated securities (including $1,382,711 of securities loaned), at value (cost $154,562,292)	$189,190,635
In affiliated securities, at value (cost $5,019,461)	5,019,461

Total investments, at value (cost $159,581,753)	194,210,096
Receivable for investments sold	1,510,833
Receivable for Fund shares sold	73,565
Receivable for dividends	235,960
Receivable for securities lending income	259
Prepaid expenses and other assets	3,074

Total assets	196,033,787

Liabilities
Payable for investments purchased	2,368,602
Payable for Fund shares redeemed	259,200
Payable upon receipt of securities loaned	1,415,400
Management fee payable	103,876
Distribution fee payable	36,385
Administration fees payable	14,064
Accrued expenses and other liabilities	17,995

Total liabilities	4,215,522

Total net assets	$191,818,265

NET ASSETS CONSIST OF
Paid-in capital	$140,991,720
Undistributed net investment income	1,388,525
Accumulated net realized gains on investments	14,809,654
Net unrealized gains on investments	34,628,366

Total net assets	$191,818,265

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$33,035,040
Shares outstanding – Class 1[1]	1,342,923
Net asset value per share – Class 1	$24.60
Net assets – Class 2	$158,783,225
Shares outstanding – Class 2[1]	6,435,599
Net asset value per share – Class 2	$24.67

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Opportunity Fund	Statement of operations—year ended December 31, 2016

Investment income
Dividends (net of foreign withholding taxes of $14,869)	$2,669,829
Securities lending income, net	27,601
Income from affiliated securities	7,093

Total investment income	2,704,523

Expenses
Management fee	1,361,030
Administration fees
Class 1	26,411
Class 2	129,135
Distribution fee
Class 2	403,547
Custody and accounting fees	21,008
Professional fees	46,486
Shareholder report expenses	31,234
Trustees’ fees and expenses	21,831
Interest expense	260
Other fees and expenses	6,333

Total expenses	2,047,275
Less: Fee waivers and/or expense reimbursements	(185,222)

Net expenses	1,862,053

Net investment income	842,470

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	16,133,317
Affiliated securities	185

Net realized gains on investments	16,133,502
Net change in unrealized gains (losses) on investments	5,589,001

Net realized and unrealized gains (losses) on investments	21,722,503

Net increase in net assets resulting from operations	$22,564,973

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo VT Opportunity Fund	15

	Year ended December 31, 2016		Year ended December 31, 2015

Operations
Net investment income		$842,470		$4,169,899
Net realized gains on investments		16,133,502		19,932,472
Net change in unrealized gains (losses) on investments		5,589,001		(27,908,779)

Net increase (decrease) in net assets resulting from operations		22,564,973		(3,806,408)

Distributions to shareholders from
Net investment income
Class 1		(757,684)		(155,286)
Class 2		(3,341,814)		(243,668)
Net realized gains
Class 1		(3,290,345)		(3,986,797)
Class 2		(16,591,308)		(19,507,701)

Total distributions to shareholders		(23,981,151)		(23,893,452)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	30,809	753,075	77,816	1,613,192
Class 2	154,196	3,770,003	261,064	5,454,558

		4,523,078		7,067,750

Reinvestment of distributions
Class 1	180,958	4,048,029	159,926	4,142,083
Class 2	887,494	19,933,122	760,253	19,751,369

		23,981,151		23,893,452

Payment for shares redeemed
Class 1	(290,336)	(7,094,764)	(279,846)	(7,750,062)
Class 2	(1,355,584)	(32,803,808)	(1,248,271)	(34,407,074)

		(39,898,572)		(42,157,136)

Net decrease in net assets resulting from capital share transactions		(11,394,343)		(11,195,934)

Total decrease in net assets		(12,810,521)		(38,895,794)

Net assets
Beginning of period		204,628,786		243,524,580

End of period		$191,818,265		$204,628,786

Undistributed net investment income		$1,388,525		$4,092,930

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.00	$28.82	$26.11	$20.02	$17.40
Net investment income	0.22	0.57	0.10	0.08	0.10
Net realized and unrealized gains (losses) on investments	2.59	(1.28)	2.69	6.11	2.64

Total from investment operations	2.81	(0.71)	2.79	6.19	2.74
Distributions to shareholders from
Net investment income	(0.60)	(0.12)	(0.08)	(0.10)	(0.11)
Net realized gains	(2.61)	(2.99)	0.00	0.00	(0.01)

Total distributions to shareholders	(3.21)	(3.11)	(0.08)	(0.10)	(0.12)
Net asset value, end of period	$24.60	$25.00	$28.82	$26.11	$20.02
Total return	12.52%	(2.85)%	10.70%	30.99%	15.80%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.84%	0.82%	0.84%	0.86%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.65%	2.02%	0.37%	0.32%	0.46%
Supplemental data
Portfolio turnover rate	47%	41%	33%	26%	36%
Net assets, end of period (000s omitted)	$33,035	$35,539	$42,178	$44,636	$40,950

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Opportunity Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.05	$28.86	$26.15	$20.05	$17.38
Net investment income	0.13	0.50	0.04	0.02	0.05
Net realized and unrealized gains (losses) on investments	2.63	(1.28)	2.69	6.13	2.65

Total from investment operations	2.76	(0.78)	2.73	6.15	2.70
Distributions to shareholders from
Net investment income	(0.53)	(0.04)	(0.02)	(0.05)	(0.02)
Net realized gains	(2.61)	(2.99)	0.00	0.00	(0.01)

Total distributions to shareholders	(3.14)	(3.03)	(0.02)	(0.05)	(0.03)
Net asset value, end of period	$24.67	$25.05	$28.86	$26.15	$20.05
Total return	12.23%	(3.08)%	10.42%	30.68%	15.52%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.09%	1.07%	1.09%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.39%	1.76%	0.12%	0.07%	0.21%
Supplemental data
Portfolio turnover rate	47%	41%	33%	26%	36%
Net assets, end of period (000s omitted)	$158,783	$169,090	$201,347	$211,077	$188,313

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Opportunity Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2016, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo VT Opportunity Fund	19

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

20	Wells Fargo VT Opportunity Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to corporate action. At December 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$552,623	$(552,623)

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo VT Opportunity Fund	21

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$22,546,211	$0	$0	$22,546,211
Consumer staples	11,884,934	0	0	11,884,934
Energy	16,785,736	0	0	16,785,736
Financials	32,879,864	0	0	32,879,864
Health care	24,299,851	0	0	24,299,851
Industrials	26,874,078	0	0	26,874,078
Information technology	43,898,217	0	0	43,898,217
Materials	7,148,092	0	0	7,148,092
Real estate	2,873,652	0	0	2,873,652

Short-term investments
Investment companies	3,604,061	0	0	3,604,061
Investments measured at net asset value*				1,415,400
Total assets	$192,794,696	$0	$0	$194,210,096

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $1,415,400 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At December 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.58% as the average daily net assets of the Fund increase. For the year ended December 31, 2016, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class

22	Wells Fargo VT Opportunity Fund	Notes to financial statements

specific expenses. Funds Management has committed through April 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended December 31, 2016, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $6,112 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $4,683 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2016 were $91,414,178 and $124,397,193, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

During the year ended December 31, 2016, the Fund had average borrowings outstanding of $15,385 (on an annualized basis) at an average rate of 1.69% and paid interest in the amount of $260.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015, were as follows:

	Year ended December 31
	2016	2015
Ordinary income	$4,099,498	$398,954
Long-term capital gain	19,881,653	23,494,498

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$3,604,877	$13,558,109	$33,669,776

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course

Notes to financial statements	Wells Fargo VT Opportunity Fund	23

of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

24	Wells Fargo VT Opportunity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo VT Opportunity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo VT Opportunity Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Other information (unaudited)	Wells Fargo VT Opportunity Fund	25

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 99.73% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $19,881,653 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo VT Opportunity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo VT Opportunity Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen[3] (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Andrew Owen became President on January 1, 2017.

28	Wells Fargo VT Opportunity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

300472 02-17 AVT6/AR152 12-16

Annual Report

December 31, 2016

Wells Fargo VT Small Cap Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Small Cap Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. small-, mid-, and large-cap stocks returned 21.31%, 13.80%, and 12.05% for the twelve-month period, respectively.

During the fourth quarter of 2016, the Fed hiked the short-term interest rate by 0.25% to reach a target range of 0.50% to 0.75%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo VT Small Cap Growth Fund for the 12-month period that ended December 31, 2016. The U.S. economy ticked up as the year progressed. As expected, the Federal Reserve (Fed) raised the federal funds rate in December by 0.25%. U.S. small-, mid-, and large-cap stocks returned 21.31%, 13.80%, and 12.05% for the twelve-month period, respectively, as measured by the Russell 2000® Index,1 the Russell Midcap® Index,2 and the Russell 1000® Index.3

U.S. stocks showed gains in 2016, primarily after the U.S. presidential election.

The year began with a precipitous drop in U.S. stocks in January as crude oil prices tumbled and concerns about China’s economy increased; a mostly steady trajectory continued in the U.S. stock market after that inflection point. However, stocks rose significantly immediately following the U.S. presidential election. The promise of pro-growth policies by the incoming administration—lower tax rates, less regulation, investments in infrastructure, better trade deals—set the momentum for this surge.

The types of companies leading the rally leaned toward ones that have done well in a rising-rate environment, such as banks, and businesses which have benefited from infrastructure spending and reduced regulations. Sectors that could be negatively affected by rising interest rates, such as utilities, delivered weaker results. Consumer confidence hit prerecession levels for the first time in November and increased again in December.

Stronger economic indicators drove U.S. monetary policy.

During the fourth quarter of 2016, the Fed hiked the short-term interest rate by 0.25% to reach a target range of 0.50% to 0.75%. This was the second rate increase in more than 10 years, with the Fed citing job gains and lower-than-expected unemployment of 4.6%, down 0.3% from October. The Fed confirmed the continuation of an accommodative monetary policy to support a stronger labor market and reiterated its long-term objective of a 2% inflation rate, which increased slightly during the quarter but fell short of the benchmark. The Fed expressed confidence in the economy’s progress during the quarter and expects this positive trajectory to continue. Both of these sentiments helped to bolster the Fed’s expectation of three additional rate increases during 2017.

U.S. economic data released during the fourth quarter showed that U.S. real gross domestic product increased at an annual rate of 3.5% in the third quarter, the largest increase since mid-2014. Business investment by U.S. companies was mixed, with a 12.0% increase in structures and 4.5% decrease in equipment over the prior quarter on an annualized basis. Consumer spending slowed somewhat from the prior quarter, but late-December estimates from retail-research firms suggest that sales growth during the 2016 holiday season may outpace that of recent years.

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Small Cap Growth Fund	3

Central banks continued with stimulus programs during 2016.

In January, the Bank of Japan put in place a negative interest rate and in September announced an interest-rate target for 10-year government bonds—keeping the yield at zero—as it struggled to accelerate economic growth. The eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In December, the ECB stated that it will extend its quantitative-easing program and continue purchasing eurozone corporate and government debt each month through December 2017. In June, voters in the U.K. approved a referendum to leave the European Union; the Bank of England lowered its interest rate in August to 0.25% and continued its quantitative-easing program.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969. We are available 24 hours a day, 7 days a week.

4	Wells Fargo VT Small Cap Growth Fund	Performance highlights (unaudited)

The Fund is currently closed to new insurance companies.1

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®, CFP

Thomas C. Ognar, CFA®

Bruce C. Olson, CFA®

Average annual total returns (%) as of December 31, 20162

					Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[4]
Class 1	7-16-2010	8.10	10.99	7.61	0.93	0.93
Class 2	5-1-1995	7.75	10.72	7.43	1.18	1.18
Russell 2000® Growth Index[5]	–	11.32	13.74	7.76	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Small Cap Growth Fund	5

Growth of $10,000 investment as of December 31, 2016[6]

[1]	Please see the Fund’s current Statement of Additional Information for further details.

[2]	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through April 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.95% for Class 1 and 1.20% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[5]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance does not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[7]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[8]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[9]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended December 31, 2016.

∎	Stock selection within the information technology (IT) and consumer discretionary sectors detracted from results during the period.

∎	Stock selection in the financials, energy, and health care sectors aided relative performance.

2016 began on a negative note, with small-cap stocks, as measured by the Russell 2000® Index,7 down almost 16% by early February. While the sell-off was widespread, faster-growing stocks were disproportionately punished regardless of the underlying fundamentals. The reversal, which began on February 11 and brought a 34% rally off the lows in small-cap stocks by the end of the first quarter, was primarily fueled by a demand for income through dividend-yielding stocks. This demand for income, fueled by another year of historically low interest rates, persisted for most of 2016 and resulted in investors often paying high multiples for stocks with few-to-no growth opportunities. Shortly after the unexpected victory by Donald Trump in the U.S. presidential election, the market shifted its emphasis from dividend-yielding companies to cyclical companies poised to potentially benefit from changes in economic policies. Faster-growing stocks, especially in the IT and health care sectors, tended to be sold off in favor of stocks from the financials, energy, and industrials sectors. Proof of this challenging dynamic was evident as the Russell 2000® Value Index8 outperformed the Russell 2000® Growth Index by nearly 700 basis points (100 basis points equals 1.00%) from November 9 through December 31, 2016.

Ten largest holdings (%) as of December 31, 2016[9]
On Assignment Incorporated	3.12
MarketAxess Holdings Incorporated	2.74
SPS Commerce Incorporated	2.51
Proofpoint Incorporated	2.50
WageWorks Incorporated	2.41
Q2 Holdings Incorporated	2.40
Ligand Pharmaceuticals Incorporated	2.32
The Spectranetics Corporation	2.25
NxStage Medical Incorporated	1.92
Envestnet Incorporated	1.91

Stock selection within the consumer discretionary and IT sectors hindered Fund performance.

Stock selection in the consumer discretionary and IT sectors were the largest detractors from the Fund’s relative performance. Within the consumer discretionary sector, holdings of The Habit Restaurants, Incorporated, and Jack in the Box Incorporated detracted from performance on investors’ concerns about increased labor costs and the overall slowdown in traffic and same-store sales in the restaurant industry. Within the specialty-retail industry, Lithia Motors, Incorporated, experienced weakness, partly driven by issues affecting investor sentiment regarding the overall auto industry. Within the IT sector, several cloud-based software holdings suffered from investors’ fears of slowing corporate spending on technology infrastructure. We believe the Fund’s IT holdings are well positioned for growth as demand rises for innovative technology solutions that may enhance business productivity.

The Fund benefited from strong contributions from holdings in the energy, financials, and health care sectors.

In the energy sector, RSP Permian, Incorporated, which operates as an exploration and production company focused on the Permian basin, delivered the top results. The company benefited from its strong balance sheet and solid productivity gains from its high-rate-of-return acreage. In the financials sector, MarketAxess Holdings Incorporated was rewarded after it expanded its market presence through its electronic bond-trading platform. The Fund’s success in the health care sector was driven by strong gains from several equipment and supplies holdings, including The Spectranetics Corporation and Inogen, Incorporated, which benefited from robust sales of their innovative medical devices.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Small Cap Growth Fund	7

Sector distribution as of December 31, 2016[10]

We continue to focus on consistently implementing our process.

While recent performance has not met our or our clients’ expectations, we remain optimistic regarding the Fund’s prospects. The market’s recent, apparent fixation on income regardless of fundamentals has led to a significant valuation spike for slower-growing, higher-dividend-paying stocks. When buying a stock, which essentially is purchasing the right to the stock’s future cash flows, it is important to keep in mind that many higher-dividend-paying stocks are now trading at or near five-year highs from a valuation perspective, with few prospects for growth in revenue, earnings per share (EPS), or free-cash flow. The converse is true for faster-growing stocks: Several faster-growing stocks held in the Fund that may see significant growth in revenue, EPS, or free-cash flow are now trading at or near five-year lows. While we cannot predict when the market will refocus on fundamentals, we believe the Fund is well positioned for potential success when this occurs.

Please see footnotes on page 5.

8	Wells Fargo VT Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2016	Ending account value 12-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,094.87	$4.96	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.78	0.94%
Class 2
Actual	$1,000.00	$1,094.08	$6.27	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$6.05	1.19%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2016	Wells Fargo VT Small Cap Growth Fund	9

Security name	Shares	Value

Common Stocks: 98.50%

Consumer Discretionary: 12.57%

Auto Components: 1.14%
Cooper-Standard Holdings Incorporated †	10,690	$1,105,132
LCI Industries	13,420	1,446,005

		2,551,137

Diversified Consumer Services: 1.43%
Grand Canyon Education Incorporated †	54,820	3,204,229

Hotels, Restaurants & Leisure: 2.92%
Planet Fitness Incorporated Class A «	97,126	1,952,233
The Habit Restaurants Incorporated Class A «†	137,748	2,376,153
Wingstop Incorporated «	74,049	2,191,110

		6,519,496

Household Durables: 0.29%
Universal Electronics Incorporated †	9,890	638,400

Leisure Products: 1.33%
MCBC Holdings Incorporated	76,324	1,112,804
Nautilus Group Incorporated †	99,960	1,849,260

		2,962,064

Media: 1.49%
IMAX Corporation †	106,110	3,331,854

Multiline Retail: 0.87%
Ollie’s Bargain Outlet Holdings Incorporated †	68,010	1,934,885

Specialty Retail: 3.10%
Camping World Holdings Incorporated Class A «	25,420	828,438
Five Below Incorporated †	32,408	1,295,024
Lithia Motors Incorporated Class A	34,120	3,303,840
Sportsman’s Warehouse Holdings Incorporated †	159,094	1,493,893

		6,921,195

Energy: 3.75%

Oil, Gas & Consumable Fuels: 3.75%
Extraction Oil & Gas Incorporated †	16,926	339,197
Matador Resources Company †	48,563	1,250,983
PDC Energy Incorporated †	39,700	2,881,426
RSP Permian Incorporated †	87,521	3,905,187

		8,376,793

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Small Cap Growth Fund	Portfolio of investments—December 31, 2016

Security name	Shares	Value

Financials: 6.46%

Capital Markets: 4.03%
Financial Engines Incorporated «	78,560	$2,887,080
MarketAxess Holdings Incorporated	41,678	6,123,332

		9,010,412

Insurance: 0.63%
Kinsale Capital Group Incorporated	41,131	1,398,865

Thrifts & Mortgage Finance: 1.80%
LendingTree Incorporated «†	39,728	4,026,433

Health Care: 28.30%

Biotechnology: 5.71%
Alder Biopharmaceuticals Incorporated †	42,770	889,616
Ligand Pharmaceuticals Incorporated «†	51,020	5,184,142
Radius Health Incorporated «†	27,868	1,059,820
Repligen Corporation †	91,220	2,811,400
Spark Therapeutics Incorporated «†	24,510	1,223,049
Ultragenyx Pharmaceutical Incorporated «†	22,482	1,580,709

		12,748,736

Health Care Equipment & Supplies: 15.61%
Abiomed Incorporated †	6,150	692,982
Cerus Corporation «†	270,152	1,175,161
Cynosure Incorporated Class A †	80,637	3,677,047
Entellus Medical Incorporated «†	57,002	1,081,328
Glaukos Corporation †	94,378	3,237,165
Inogen Incorporated †	35,930	2,413,418
Integra LifeSciences Holdings Corporation †	38,730	3,322,647
iRhythm Technologies Incorporated «†	44,276	1,328,280
Natus Medical Incorporated †	43,510	1,514,148
Nevro Corporation †	42,649	3,098,876
NxStage Medical Incorporated †	163,250	4,278,783
The Spectranetics Corporation †	204,607	5,012,872
Zeltiq Aesthetics Incorporated «†	92,330	4,018,202

		34,850,909

Health Care Providers & Services: 3.84%
Acadia Healthcare Company Incorporated «†	96,800	3,204,080
HealthEquity Incorporated †	92,725	3,757,217
Surgery Partners Incorporated †	43,680	692,328
Teladoc Incorporated «†	55,446	914,859

		8,568,484

Life Sciences Tools & Services: 2.44%
ICON plc ADR †	24,840	1,867,968
INC Research Holdings Incorporated Class A †	68,003	3,576,958

		5,444,926

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Small Cap Growth Fund	11

Security name	Shares	Value

Pharmaceuticals: 0.70%
Heska Corporation †	21,960	$1,572,336

Industrials: 16.56%

Aerospace & Defense: 0.68%
HEICO Corporation	19,600	1,512,140

Airlines: 0.98%
SkyWest Incorporated	60,140	2,192,103

Building Products: 1.03%
Apogee Enterprises Incorporated	43,090	2,307,900

Commercial Services & Supplies: 0.68%
Advanced Disposal Services Incorporated †	41,115	913,575
Multi-Color Corporation	7,850	609,160

		1,522,735

Construction & Engineering: 1.62%
Dycom Industries Incorporated «†	21,210	1,702,951
Granite Construction Incorporated	34,580	1,901,900

		3,604,851

Machinery: 4.31%
John Bean Technologies Corporation	42,640	3,664,908
Milacron Holdings Corporation †	127,557	2,376,387
Mueller Water Products Incorporated Class A	115,860	1,542,097
Rexnord Corporation †	104,620	2,049,506

		9,632,898

Professional Services: 5.53%
On Assignment Incorporated †	157,581	6,958,777
WageWorks Incorporated †	74,247	5,382,908

		12,341,685

Trading Companies & Distributors: 1.73%
Beacon Roofing Supply Incorporated †	57,070	2,629,215
BMC Stock Holdings Incorporated †	63,040	1,229,280

		3,858,495

Information Technology: 30.86%

Communications Equipment: 0.35%
Quantenna Communications Incorporated †	43,463	787,984

Electronic Equipment, Instruments & Components: 0.52%
Littelfuse Incorporated	4,540	689,036
Mercury Computer Systems Incorporated †	15,440	466,597

		1,155,633

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Small Cap Growth Fund	Portfolio of investments—December 31, 2016

Security name		Shares	Value

Internet Software & Services: 11.13%
2U Incorporated †		62,260	$1,877,139
Coupa Software Incorporated «†		28,441	711,309
Envestnet Incorporated †		121,011	4,265,638
Five9 Incorporated †		79,590	1,129,382
LogMeIn Incorporated		42,460	4,099,513
Q2 Holdings Incorporated †		186,076	5,368,293
SPS Commerce Incorporated †		80,222	5,606,716
Twilio Incorporated Class A «†		23,200	669,320
Xactly Corporation †		102,615	1,128,765

			24,856,075

IT Services: 1.79%
InterXion Holding NV †		113,690	3,987,108

Semiconductors & Semiconductor Equipment: 5.01%
Cavium Incorporated †		44,040	2,749,854
MaxLinear Incorporated Class A †		67,610	1,473,898
Microsemi Corporation †		63,290	3,415,761
Monolithic Power Systems Incorporated		43,390	3,554,943

			11,194,456

Software: 12.06%
BlackLine Incorporated †		8,243	227,754
Callidus Software Incorporated †		112,294	1,886,539
CommVault Systems Incorporated †		31,700	1,629,380
CyberArk Software Limited †		65,590	2,984,345
Guidewire Software Incorporated †		17,740	875,114
HubSpot Incorporated †		61,748	2,902,156
Paycom Software Incorporated «†		65,720	2,989,603
Paylocity Holding Corporation «†		36,677	1,100,677
Proofpoint Incorporated †		78,880	5,572,872
Ringcentral Incorporated Class A †		102,230	2,105,938
Synchronoss Technologies Incorporated †		63,878	2,446,527
Talend SA «†		59,228	1,314,862
Tyler Technologies Incorporated †		6,150	878,036

			26,913,803

Total Common Stocks (Cost $183,668,143)			219,929,020

	Yield
Short-Term Investments: 16.60%

Investment Companies: 16.60%
Securities Lending Cash Investment LLC (l)(r)(u)	0.83%	33,209,347	33,212,668
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.43	3,848,343	3,848,343

Total Short-Term Investments (Cost $37,057,925)			37,061,011

Total investments in securities (Cost $220,726,068) *	115.10%	256,990,031
Other assets and liabilities, net	(15.10)	(33,717,811)

Total net assets	100.00%	$223,272,220

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2016	Wells Fargo VT Small Cap Growth Fund	13

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $221,561,070 and unrealized gains (losses) consists of:

Gross unrealized gains	$42,208,831
Gross unrealized losses	(6,779,870)

Net unrealized gains	$35,428,961

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Small Cap Growth Fund	Statement of assets and liabilities—December 31, 2016

Assets
Investments
In unaffiliated securities (including $32,246,651 of securities loaned), at value (cost $183,668,143)	$219,929,020
In affiliated securities, at value (cost $37,057,925)	37,061,011

Total investments, at value (cost $220,726,068)	256,990,031
Receivable for investments sold	1,691,963
Receivable for Fund shares sold	85,381
Receivable for dividends	24,852
Receivable for securities lending income	29,422
Prepaid expenses and other assets	2,940

Total assets	258,824,589

Liabilities
Payable for investments purchased	1,772,678
Payable for Fund shares redeemed	297,981
Payable upon receipt of securities loaned	33,209,000
Management fee payable	163,668
Distribution fee payable	46,439
Administration fees payable	16,367
Accrued expenses and other liabilities	46,236

Total liabilities	35,552,369

Total net assets	$223,272,220

NET ASSETS CONSIST OF
Paid-in capital	$180,697,262
Accumulated net investment loss	(1,004)
Accumulated net realized gains on investments	6,311,999
Net unrealized gains on investments	36,263,963

Total net assets	$223,272,220

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$20,554,468
Shares outstanding – Class 1[1]	2,415,544
Net asset value per share – Class 1	$8.51
Net assets – Class 2	$202,717,752
Shares outstanding – Class 2[1]	24,328,440
Net asset value per share – Class 2	$8.33

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2016	Wells Fargo VT Small Cap Growth Fund	15

Investment income
Dividends	$1,103,452
Securities lending income, net	749,878
Income from affiliated securities	13,940

Total investment income	1,867,270

Expenses
Management fee	1,772,962
Administration fees
Class 1	16,234
Class 2	161,062
Distribution fee
Class 2	503,319
Custody and accounting fees	31,160
Professional fees	41,771
Shareholder report expenses	44,245
Trustees’ fees and expenses	20,320
Other fees and expenses	3,445

Total expenses	2,594,518
Less: Fee waivers and/or expense reimbursements	(356)

Net expenses	2,594,162

Net investment loss	(726,892)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	6,026,244
Affiliated securities	582

Net realized gains on investments	6,026,826

Net change in unrealized gains (losses) on:
Unaffiliated securities	9,696,876
Affiliated securities	3,086

Net change in unrealized gains (losses) on investments	9,699,962

Net realized and unrealized gains (losses) on investments	15,726,788

Net increase in net assets resulting from operations	$14,999,896

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Small Cap Growth Fund	Statement of changes in net assets

	Year ended December 31, 2016		Year ended December 31, 2015

Operations
Net investment loss		$(726,892)		$(2,417,468)
Net realized gains on investments		6,026,826		21,693,855
Net change in unrealized gains (losses) on investments		9,699,962		(27,525,796)

Net increase (decrease) in net assets resulting from operations		14,999,896		(8,249,409)

Distributions to shareholders from
Net realized gains
Class 1		(1,952,885)		(3,363,108)
Class 2		(19,584,093)		(29,271,572)

Total distributions to shareholders		(21,536,978)		(32,634,680)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	225,807	1,843,852	359,480	3,697,863
Class 2	1,939,958	15,546,526	5,605,448	55,550,499

		17,390,378		59,248,362

Reinvestment of distributions
Class 1	248,775	1,952,885	331,015	3,363,108
Class 2	2,543,389	19,584,093	2,924,233	29,271,572

		21,536,978		32,634,680

Payment for shares redeemed
Class 1	(633,474)	(5,195,825)	(905,115)	(8,809,137)
Class 2	(6,663,346)	(53,191,948)	(4,812,770)	(48,006,796)

		(58,387,773)		(56,815,933)

Net increase (decrease) in net assets resulting from capital share transactions		(19,460,417)		35,067,109

Total decrease in net assets		(25,997,499)		(5,816,980)

Net assets
Beginning of period		249,269,719		255,086,699

End of period		$223,272,220		$249,269,719

Accumulated net investment loss		$(1,004)		$(1,032)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Small Cap Growth Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.70	$10.08	$11.32	$7.93	$7.71
Net investment loss	(0.01)[1]	(0.06)	(0.07)	(0.07)	(0.04)
Net realized and unrealized gains (losses) on investments	0.65	(0.02)	(0.21)	3.98	0.65

Total from investment operations	0.64	(0.08)	(0.28)	3.91	0.61
Distributions to shareholders from
Net realized gains	(0.83)	(1.30)	(0.96)	(0.52)	(0.39)
Net asset value, end of period	$8.51	$8.70	$10.08	$11.32	$7.93
Total return	8.10%	(2.63)%	(1.67)%	50.55%	8.11%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.93%	0.93%	0.93%	0.94%
Net expenses	0.94%	0.93%	0.93%	0.93%	0.94%
Net investment loss	(0.10)%	(0.69)%	(0.75)%	(0.73)%	(0.56)%
Supplemental data
Portfolio turnover rate	89%	77%	54%	67%	65%
Net assets, end of period (000s omitted)	$20,554	$22,402	$28,121	$35,192	$25,699

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.56	$9.96	$11.22	$7.88	$7.68
Net investment loss	(0.03)	(0.08)	(0.10)	(0.09)	(0.07)
Net realized and unrealized gains (losses) on investments	0.63	(0.02)	(0.20)	3.95	0.66

Total from investment operations	0.60	(0.10)	(0.30)	3.86	0.59
Distributions to shareholders from
Net realized gains	(0.83)	(1.30)	(0.96)	(0.52)	(0.39)
Net asset value, end of period	$8.33	$8.56	$9.96	$11.22	$7.88
Total return	7.75%	(2.88)%	(1.88)%	50.23%	7.87%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.18%	1.18%	1.18%	1.19%
Net expenses	1.19%	1.18%	1.18%	1.18%	1.19%
Net investment loss	(0.35)%	(0.93)%	(1.00)%	(0.98)%	(0.81)%
Supplemental data
Portfolio turnover rate	89%	77%	54%	67%	65%
Net assets, end of period (000s omitted)	$202,718	$226,867	$226,966	$250,473	$182,213

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo VT Small Cap Growth Fund	19

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

20	Wells Fargo VT Small Cap Growth Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and net operating losses. At December 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(1,134,215)	$726,920	$407,295

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to financial statements	Wells Fargo VT Small Cap Growth Fund	21

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$28,063,260	$0	$0	$28,063,260
Energy	8,376,793	0	0	8,376,793
Financials	14,435,710	0	0	14,435,710
Health care	63,185,391	0	0	63,185,391
Industrials	36,972,807	0	0	36,972,807
Information technology	68,895,059	0	0	68,895,059

Short-term investments
Investment companies	3,848,343	0	0	3,848,343
Investments measured at net asset value*				33,212,668
Total assets	$223,777,363	$0	$0	$256,990,031

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $33,212,668 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At December 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended December 31, 2016, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

22	Wells Fargo VT Small Cap Growth Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.95% for Class 1 shares and 1.20% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended December 31, 2016, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $10,118 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $10,417 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2016 were $206,664,325 and $205,455,484, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended December 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $21,536,978 and $32,634,680 of long-term capital gain for the years ended December 31, 2016 and December 31, 2015, respectively.

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$7,147,001	$35,428,961

Notes to financial statements	Wells Fargo VT Small Cap Growth Fund	23

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

24	Wells Fargo VT Small Cap Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo VT Small Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo VT Small Cap Growth Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Other information (unaudited)	Wells Fargo VT Small Cap Growth Fund	25

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $21,536,978 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo VT Small Cap Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo VT Small Cap Growth Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen[3] (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managaers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Andrew Owen became President on January 1, 2017.

28	Wells Fargo VT Small Cap Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

300473 02-17 AVT7/AR153 12-16

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Variable Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Variable Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended December 31, 2016	Fiscal year ended December 31, 2015
Audit fees	$177,761	$268,260
Audit-related fees	—	—
Tax fees (1)	14,980	21,250
All other fees	—	—

	$192,741	$289,510

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Variable Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Variable Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Variable Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Variable Trust

By:

/s/ Andrew Owen Andrew Owen President

Date:	February 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Variable Trust

By:

/s/ Andrew Owen Andrew Owen President

Date:	February 23, 2017

By:

/s/ Jeremy DePalma Jeremy DePalma Treasurer

Date:	February 23, 2017